As filed with the Securities and Exchange Commission on December 23, 2002
                                             1933 Act Registration No. 33-96132
                                             1940 Act Registration No. 811-9086

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]
         Pre-Effective Amendment No.                                  [ ]
         Post-Effective Amendment No. 12                              [X]


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]
         Amendment No. 14                                             [X]


                               ------------------

                       TD WATERHOUSE FAMILY OF FUNDS, INC.
         (FORMERLY KNOWN AS WATERHOUSE INVESTORS FAMILY OF FUNDS, INC.)
               (Exact Name of Registrant as Specified in Charter)

                    100 WALL STREET, NEW YORK, NEW YORK 10005
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, Including Area Code:
                                 (212) 806-3500

                           GEORGE MARTINEZ, PRESIDENT
                       TD WATERHOUSE FAMILY OF FUNDS, INC.

            60 STATE STREET, SUITE 1300, BOSTON, MASSACHUSETTS 02109
                     (Name and Address of Agent for Service)

Copies of communications to:
Margery K. Neale, Esq.
Shearman & Sterling
599 Lexington Avenue,
New York, New York 10022

It is proposed that this filing will become effective:


         [ ]    Immediately upon filing pursuant to paragraph (b)

         [ ]    60 days after filing pursuant to paragraph (a) (1)

         [X]    On December 26, 2002 pursuant to paragraph (b)


         [ ]    On (date) pursuant to paragraph (a) (1)

         [ ]    75 days after filing pursuant to paragraph (a) (2)

         [ ]    On (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                                                  PROSPECTUS

                                                               DECEMBER 26, 2002
TD WATERHOUSE FAMILY OF FUNDS, INC.


o Money Market Portfolio
o U.S. Government Portfolio
o Municipal Portfolio
o California Municipal Money Market Portfolio
o New York Municipal Money Market Portfolio



                                     [LOGO]


     As with any mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved any Portfolio's shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.



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                       TD WATERHOUSE FAMILY OF FUNDS, INC.


                                TABLE OF CONTENTS


      RISK AND RETURN SUMMARY ...............................     4
      Investment Objectives .................................     4
      Investment Strategies .................................     4
      Principal Risks .......................................     6
      Who May Want to Invest ................................     6
      Past Performance ......................................     7
      Expenses ..............................................    10

      HOW TO BUY AND SELL SHARES ............................    11
      How to Buy Shares .....................................    12
      How to Sell Shares ....................................    13
      How to Exchange Between Portfolios ....................    14

      SHAREHOLDER INFORMATION ...............................    15
      Telephone Transactions ................................    15
      Statements and Reports to Shareholders ................    15
      Pricing Your Shares ...................................    15
      Dividends .............................................    16
      Taxes .................................................    16

      PORTFOLIO MANAGEMENT ..................................    18
      Investment Manager ....................................    18
      Administrator .........................................    19
      Distributor ...........................................    19
      Shareholder Servicing .................................    19

      ABOUT CALIFORNIA AND NEW YORK .........................    19
      California ............................................    19
      New York ..............................................    20

      FINANCIAL HIGHLIGHTS ..................................    21

      FOR MORE INFORMATION ..............................Back cover


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                       TD WATERHOUSE FAMILY OF FUNDS, INC.

RISK AND RETURN SUMMARY

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INVESTMENT OBJECTIVES

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

The California Municipal Money Market Portfolio ("California Portfolio") seeks maximum current income that is exempt from federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

The New York Municipal Money Market Portfolio ("New York Portfolio") seeks maximum current income that is exempt from federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

There is no guarantee that any Portfolio will be able to maintain a stable share price.

INVESTMENT STRATEGIES

Each Portfolio is a no-load money market fund. Each Portfolio invests in high quality money market securities that the investment manager believes present minimal credit risk.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio's holding period. Particular types of money market securities are described in the Portfolios' Statement of Additional Information.

The MONEY MARKET PORTFOLIO has the flexibility to invest in a broad range of high quality money market securities. The U.S. GOVERNMENT PORTFOLIO offers an added measure of safety by investing exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The MUNICIPAL PORTFOLIO offers income exempt from federal taxes by investing primarily in municipal securities. The CALIFORNIA PORTFOLIO and the NEW YORK PORTFOLIO invest in high quality municipal obligations issued by its corresponding state (California or New York), the state's political subdivisions and other qualifying issuers believed by the investment manager to present minimal credit risk. The California Portfolio and the New York Portfolio are intended solely for California or New York residents, respectively.

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 90 days or less (weighted by the relative values of its holdings), and generally does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in

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securities that at the time of purchase are in the two highest short-term rating categories or are of equivalent quality in the judgment of the Portfolio's investment manager.


Each Portfolio may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.


MONEY MARKET PORTFOLIO. The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio's investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and asset-backed securities and other money market instruments.


U.S. GOVERNMENT PORTFOLIO. The U.S. Government Portfolio invests exclusively in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. A U.S. government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of the Portfolio's shares. The Portfolio has adopted a policy to give at least 60 days' notice before changing its investment policy to invest at least 80% of its net assets in government securities.


MUNICIPAL PORTFOLIO, CALIFORNIA PORTFOLIO AND NEW YORK PORTFOLIO. The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("municipal securities"). The income from these securities is exempt from federal income tax, but may be subject to the federal alternative minimum tax.

Each of the California Portfolio and the New York Portfolio normally will invest at least 80% of its total assets in municipal securities, including those issued by the Portfolio's corresponding state or the state's political subdivisions, authorities or instrumentalities, or by corporations established for a public purpose. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer's bond counsel, the income from these securities is exempt from the specific state's personal income tax and federal income tax. However, this income may be subject to the federal alternative minimum tax. When suitable tax-exempt securities of the specific state are unavailable, each of the California Portfolio and the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Municipal securities may be either "general obligation" or "revenue" securities; that is, they may be secured by a pledge of the issuing municipality's full credit or rely only on the revenues of a particular project or other special revenue.

Each Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, each Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders

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as ordinary income. The effect of taking such a temporary  defensive position is that the Portfolio may not achieve its investment objective.

Moreover, although each Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates the Portfolio's risks.

Each Portfolio may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Portfolio to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the Statement of Additional Information.

PRINCIPAL RISKS


The income from each Portfolio will vary with changes in prevailing interest rates. In addition, each Portfolio's investments are subject to "credit risk," which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities are subject to less credit risk than funds that invest in lower quality securities and may be subject to somewhat greater credit risk. The U.S. Government Portfolio reduces credit risk by investing exclusively in U.S. government and agency securities.

Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


CALIFORNIA PORTFOLIO AND NEW YORK PORTFOLIO. The yields of California or New York municipal securities depend on, among other things, conditions in that state's municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Each of the California Portfolio or New York Portfolio's "non-diversified" status allows it to invest more than 5% of its assets in a single issuer. As a result, these Portfolios are riskier than other types of money market funds that require greater diversification among issuers. Because these Portfolios invest primarily in securities issued by a single state and its municipalities, they are more vulnerable to unfavorable developments within that state than funds that invest in municipal securities of many states.

WHO MAY WANT TO INVEST

The Portfolios may be appropriate for the following investors:

o Investors looking to earn income at current money market rates from a high quality portfolio.

o     Investors looking for a liquid investment that preserves capital.

o     Investors pursuing a short-term investment goal.


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In addition:

o The Municipal Portfolio may be appropriate for investors looking for income that is exempt from federal income tax.

o The California Portfolio may be appropriate for investors looking to earn income that is exempt from federal and California State income taxes.

o The New York Portfolio may be appropriate for investors looking to earn income that is exempt from federal and New York State and City income taxes.

PAST PERFORMANCE


The following bar chart illustrates the risks of investing in each of the Portfolios by showing changes in each Portfolio's performance from year to year. The following tables show average annual total returns of each Portfolio. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.


YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year(1)

                             MONEY MARKET PORTFOLIO


                               [GRAPHIC OMITTED]


1/1 - 12/31/96:              4.77%
1/1 - 12/31/97:              4.95%
1/1 - 12/31/98:              4.97%
1/1 - 12/31/99:              4.62%
1/1 - 12/31/00:              5.90%
1/1 - 12/31/01:              3.77%



For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.52% (for the quarter ended 12/31/00) and 0.56% (for the quarter ended 12/31/01).



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                            U.S. GOVERNMENT PORTFOLIO


                               [GRAPHIC OMITTED]


1/1 - 12/31/96:              4.77%
1/1 - 12/31/97:              4.84%
1/1 - 12/31/98:              4.82%
1/1 - 12/31/99:              4.57%
1/1 - 12/31/00:              5.72%
1/1 - 12/31/01:              3.62%




For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.48% (for the quarter ended 12/31/00) and 0.51% (for the quarter ended 12/31/01).

                               MUNICIPAL PORTFOLIO


                               [GRAPHIC OMITTED]


1/1 - 12/31/96:              2.98%
1/1 - 12/31/97:              3.04%
1/1 - 12/31/98:              2.89%
1/1 - 12/31/99:              2.68%
1/1 - 12/31/00:              3.54%
1/1 - 12/31/01:              2.32%


For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.93% (for the quarter ended 12/31/00) and 0.35% (for the quarter ended 12/31/01).


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            CALIFORNIA PORTFOLIO                         NEW YORK PORTFOLIO


             [GRAPHIC OMITTED]                           [GRAPHIC OMITTED]


1/1 - 12/31/01:    1.99%                     1/1 - 12/31/01:    2.09%



For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.65% (for the quarter ended 6/30/01) and 0.29% (for the quarter ended 12/31/01) for the California portfolio, and the highest and lowest quarterly returns were 0.68% (for the quarter ended 3/31/01) and 0.28% (for the quarter ended 12/31/01) for the New York Portfolio.


AVERAGE ANNUAL TOTAL RETURN as of 12/31/01(2)

                                                                      SINCE INCEPTION    SINCE INCEPTION
                                         1 YEAR           5 YEARS       (12/20/95)          (9/01/00)

         Money Market Portfolio            3.77%            4.84%          4.83%                --
         U.S. Government Portfolio         3.62%            4.71%          4.71%                --
         Municipal Portfolio               2.32%            2.89%          2.90%                --
         California Portfolio              1.99%             --             --                 2.28%
         New York Portfolio                2.09%             --             --                 2.47%


(1)   For the period from 1/1/02  through  9/30/02,  total returns for the Money
      Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio, and the New York Portfolio were 1.03%, 0.96%,
      0.69%, 0.62% and 0.62%, respectively.

(2)   As of  12/31/01,  7-day yields for the Money  Market  Portfolio,  the U.S.
      Government Portfolio,  the Municipal Portfolio,  the California Portfolio,
      and the New York  Portfolio  were 1.94%,  1.92%,  1.23%,  1.04% and 1.02%, respectively.  As of 12/31/01, 7-day effective yields for the Money Market
      Portfolio,  the U.S. Government  Portfolio,  the Municipal Portfolio,  the
      California Portfolio, and the New York Portfolio were 1.96%, 1.94%, 1.23%,
      1.05% and 1.02%,  respectively.  As of 12/31/01,  the tax-equivalent 7-day yield for the Municipal Portfolio,  the California Portfolio,  and the New
      York  Portfolio  were  2.00%,  1.87%  and  1.86%,  respectively,  and  the tax-equivalent  7-day  effective  yield for the  Municipal  Portfolio  the
      California  Portfolio,  and the New York Portfolio  were 2.00%,  1.89% and
      1.86%,   respectively.   For  current  yield   information,   please  call
      1-800-934-4448.



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EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                                           MONEY           U.S.
                                           MARKET       GOVERNMENT     MUNICIPAL  CALIFORNIA   NEW YORK
                                          PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO   PORFOLIO

SHAREHOLDER TRANSACTION FEES
  (fees paid directly from your investment)(1)
Maximum Sales Charge (Load)
  Imposed on Purchases                      None           None           None        None        None
ANNUAL OPERATING EXPENSES (expenses
  deducted from Portfolio assets)
Management Fees(2)                          0.35%           0.35%         0.35%       0.35%       0.35%
Distribution (12b-1) Fees                   None            None          None        None        None
Shareholder Servicing Fees(2)               0.25%           0.25%         0.25%       0.25%       0.25%
Other Expenses2                             0.30%           0.33%         0.34%       0.34%       0.37%
                                          -------        --------       -------     -------     -------
Total Operating Expenses(2)                 0.90%           0.93%         0.94%       0.94%       0.97%

(1) Broker-dealers that are not affiliates of the Portfolios' investment manager may impose service fees in connection with the sale of Portfolio shares, no part of which may be received by the Portfolio, the investment manager or affiliates of the investment manager. These fees may differ according to the type of account held by the investor.

(2)   The table  shows the  expenses  for each  Portfolio's  fiscal  year  ended
      October 31, 2002 before expense reductions by the Portfolios' investment manager and its affiliates. The investment manager has agreed (for an indefinite period of time) to reduce Portfolio expenses (by paying certain expenses and/or waiving fees) so that the total annual operating expenses of the Money Market Portfolio, the U.S. Government Portfolio, the
      Municipal Portfolio, the California Portfolio and the New York Portfolio will not exceed 0.77%, 0.77%, 0.76%, 0.65% and 0.65% of average daily net assets, respectively. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors.

   After expense reductions, the Portfolios' actual expenses for the current fiscal year ending October 31, 2003 are expected to be:

                                    Money Market  U.S. Government  Municipal   California    New York
                                      Portfolio      Portfolio     Portfolio    Portfolio    Portfolio
                                      ---------      ---------     ---------    ---------    ---------

   Management Fees                      0.28%          0.28%         0.28%        0.24%        0.23%
   Shareholder Servicing Fees           0.21%          0.20%         0.20%        0.17%        0.16%
   Other Expenses                       0.28%          0.29%         0.28%        0.24%        0.26%
                                       -------        -------       -------      -------      -------
   Total Annual Net Operating Expenses  0.77%          0.77%         0.76%        0.65%        0.65%





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EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                       ------           -------          --------         ---------
       Money Market Portfolio*           $92              $287             $498             $1,108
       U.S. Government Portfolio*        $95              $296             $515             $1,143
       Municipal Portfolio*              $96              $300             $520             $1,155
       California Portfolio*             $96              $300             $520             $1,155
       New York Portfolio*               $99              $309             $536             $1,190

* Assuming that current expense reduction arrangements continue for one year, your costs would be:

                                       1 year            3 years          5 years          10 years
                                       ------           -------           ------           -------
       Money Market Portfolio            $79              $274             $486             $1,096
       U.S. Government Portfolio         $79              $280             $499             $1,128
       Municipal Portfolio               $78              $282             $503             $1,138
       California Portfolio              $66              $271             $492             $1,128
       New York Portfolio                $66              $277             $505             $1,161


HOW TO BUY AND SELL SHARES

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Investors  may  purchase  shares of the  Portfolios  through an account  with TD
Waterhouse   Investor   Services,   Inc.  ("TD  Waterhouse")  or  certain  other
broker-dealers.


If you would like to purchase shares of a Portfolio through TD Waterhouse and you are not already a customer, you need to open a TD Waterhouse brokerage account by completing and signing a TD Waterhouse New Account Application. To request an application, please visit TD Waterhouse online at www.tdwaterhouse.com or call 1-800-934-4448 and press option 1. Mail it, together with your check to TD Waterhouse, Northeast Operations Center, One Harborside Financial Center, Plaza 4A, Jersey City, NJ 07311. Once your account is open, please call 1-800-934-4448 and press option 4 to either change your investment vehicle (see Automatic Sweep) or to make a direct purchase.


AUTOMATIC SWEEP. By setting up your brokerage account with TDWaterhouse or another Selected Broker for automatic sweep into a Portfolio, free credit balances in your brokerage account will be invested or "swept" automatically each business day into the Portfolio you have selected ("Selected Portfolio"), subject to applicable minimum investment requirements. This feature keeps your money working for you while it is not invested in other securities. "Free credit balances" refers to any settled or cleared funds in your TD Waterhouse brokerage account that are available for payment or investment. Sweep accounts may be



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subject to minimum purchase and minimum balance  requirements  established by TD
Waterhouse or the Selected Broker through which you purchase shares.



After you have opened your TD Waterhouse brokerage account, if you would like to choose one of the Portfolios as your Selected Portfolio, please call 1-800-934-4448 and press option 4 then option 5. In most cases, a TD Waterhouse Account Officer will set up your account for automatic sweep into a Portfolio. While you are on the phone you may change your designated Selected Portfolio to another Portfolio offered by this prospectus at any time without charge.

While you may purchase shares of any of the Portfolios of TD Waterhouse Family of Funds, Inc. at any time, only one sweep vehicle may be designated as your Selected Portfolio. This sweep feature is subject to the terms and conditions of your TD Waterhouse brokerage account agreement.





TD WATERHOUSE CASH MANAGEMENT SERVICES. For those TD Waterhouse customers who qualify, TD Waterhouse provides additional cash management services over that of a brokerage account. In addition to having free credit balances in your brokerage account swept automatically each business day into your Selected Portfolio, you can access your investment in the Portfolio by writing checks or using an ATM/VISA Check Card. You should contact a TD Waterhouse Account Officer for more details. To set up TD Waterhouse cash management services, you should complete the appropriate section of the TD Waterhouse new account application.


HOW TO BUY SHARES

Shares are purchased at the next net asset value (NAV) per share calculated after an order and payment are received by the Portfolio. There is no sales charge to buy shares of a Portfolio.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

CUSTOMERS OF TD WATERHOUSE

You may purchase shares of a Portfolio either through the automatic sweep feature or by way of a direct purchase as set forth below.

BY AUTOMATIC SWEEP. Free credit balances in your TD Waterhouse brokerage account will be automatically invested each business day in the Selected Portfolio you have chosen, subject to applicable minimum investment requirements established by TD Waterhouse. Checks deposited to your TD Waterhouse brokerage account will be automatically invested in the Selected Portfolio after allowing three business days for clearance. Net proceeds from securities transactions in your brokerage account will be automatically invested on the business day following settlement. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Selected Portfolio on the day they are credited to your account.


DIRECT PURCHASES. A TD Waterhouse brokerage customer may purchase shares of any of the Portfolios by placing an order directly with a TD Waterhouse Account Officer at 1-800-934-4448 and pressing option 2 and then option 3. You also may buy shares by mailing or bringing your check to any TD Waterhouse office. Checks should be made payable to "TD Waterhouse Investor Services, Inc." and you should write your


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TD Waterhouse  account number on the check.  The check will be deposited to your
TD Waterhouse brokerage account. TD Waterhouse allows three business days for clearance and shares of a Portfolio will be purchased on the third business day.

CUSTOMERS OF SELECTED BROKER-DEALERS

Shares may be purchased and redeemed through certain authorized broker-dealers other than TD Waterhouse that have entered into a selling agreement with the Portfolios' distributor ("Selected Brokers"). Affiliates of TD Waterhouse may be Selected Brokers. Selected Brokers may receive payments as a processing agent from the Transfer Agent. In addition, Selected Brokers may charge their customers a fee for their services, no part of which is received by a Portfolio or TD Waterhouse.


Investors who purchase shares through a Selected Broker will be subject to the procedures of their Selected Broker, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those generally applicable to TD Waterhouse customers. Any such charges imposed by a Select Broker would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Selected Broker's procedures and should read this prospectus in conjunction with any material and information provided by their Selected Broker. Investors who purchase shares of a Portfolio through a Selected Broker may or may not be the shareholder of record. Selected Brokers are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.


Certain shareholder services, such as periodic investment programs, may not be available to customers of Selected Brokers or may differ in scope from programs available to TD Waterhouse customers. Shareholders should contact their Selected Broker for further information. The Portfolios may confirm purchases and redemptions of a Selected Broker's customers directly to the Selected Broker, which in turn will provide its customers with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Selected Broker to carry out its obligations to its customer.

HOW TO SELL SHARES

To sell (redeem) shares of a Portfolio, you may use any of the methods outlined above under "How to Buy Shares." Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

PAYMENT. The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio's NAV per share.


AUTOMATIC SWEEP REDEMPTIONS. Shares of your Selected Portfolio may be sold automatically to satisfy a debit balance in your TD Waterhouse brokerage account. To the extent that there are not a sufficient number of shares of your Selected Portfolio to satisfy any such debit, shares that you own of the other Portfolios or any other fund of the TD Waterhouse Family of Funds, Inc. may be sold. In addition, shares will be sold to


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settle securities transactions in your TD Waterhouse brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any free credit balance in the account to the debits, a sufficient number of shares will be sold the following business day to satisfy any remaining debits. Shares may also be sold automatically to provide the cash collateral necessary to meet your margin obligations to TD Waterhouse. In addition, Portfolio shares may be subject to automatic redemption should the TD Waterhouse brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Waterhouse or a Selected Broker with respect to eligibility for sweep arrangements, including requirements relating to minimum account balances.

If you have cash management services features in your TD Waterhouse brokerage account and you withdraw cash from your TD Waterhouse brokerage account by way of a check or ATM/VISA Check Card, shares of your Selected Portfolio will automatically be sold to satisfy any resulting debit balance. Holders of the ATM/VISA Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after TD Waterhouse is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA Check Card is set forth in the TD Waterhouse cash management services agreement provided to each customer who has cash management services in your TD Waterhouse brokerage account. ATM cash withdrawals may be made through participating financial institutions. Although TD Waterhouse does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.

HOW TO EXCHANGE BETWEEN PORTFOLIOS

You may change your designated Selected Portfolio to another Portfolio offered by this prospectus at any time without charge. To effect an exchange, call a TD Waterhouse Account Officer with instructions to move your money from one Portfolio to another, or you may mail written instructions to TD Waterhouse, Northeast Operations Center, One Harborside Financial Center, Plaza 4A, Jersey City, NJ 07311. Your letter should reference your TD Waterhouse brokerage account number, the Portfolio(s) from which you are exchanging and the Portfolio(s) into which you are exchanging. At least one registered account holder should sign this letter.

An exchange involves the redemption of Portfolio shares and the purchase of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days' prior written notice, to suspend, modify or terminate exchange privileges.

ACCOUNT PROTECTION. Within your TD Waterhouse brokerage account, you have access to other investments available at TD Waterhouse such as stocks, bonds, options, and other mutual funds. The securities in your TD Waterhouse brokerage account, including shares of the Portfolios, are fully protected for loss of securities (not including loss due to market fluctuations of securities or economic conditions). Securities Investor Protection Corporation (known as "SIPC") protects securities customers or its members up to the first $500,000 (including $100,000 for claims of cash). An explanatory brochure is available upon request by calling 1-800-934-4448 or online at www.sipc.org. The remaining coverage, which covers securities only, is provided by a private insurance carrier.



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SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS

As a customer of TD Waterhouse you automatically have the privilege of purchasing, exchanging or redeeming Portfolio shares by telephone. TD Waterhouse and the Portfolios will employ reasonable procedures to verify the genuineness of telephone redemption requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, TD Waterhouse and the Portfolios may be liable for any losses due to unauthorized or fraudulent instructions. Neither TD Waterhouse nor the Portfolios will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact a TD Waterhouse Account Officer if you question any activity in the account.

Each Portfolio reserves the right to refuse to honor requests made by telephone if the Portfolio believes them not to be genuine. The Portfolios also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption privileges may be difficult to implement. The Portfolios reserve the right to terminate or modify this privilege at any time.

STATEMENTS AND REPORTS TO SHAREHOLDERS

The Portfolios do not issue share certificates but record your holdings in noncertificated form. Your Portfolio activity is reflected in your TD Waterhouse brokerage account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of most financial reports is mailed to you if you hold shares of more than one Portfolio under the same account name and tax identification number. Moreover, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios, and any proxy statement or information statement relating to the Portfolios, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling 1-800-934-4448 and pressing option 4, or by sending a written request to TD Waterhouse at the address listed on the back cover page of this prospectus. TD Waterhouse will begin sending separate copies to your household within 30 days of receipt of your request.

PRICING YOUR SHARES


PORTFOLIO BUSINESS DAYS. The Portfolios are open for business on days when the New York Stock Exchange (NYSE) is open for regular trading and the Federal Reserve Bank of New York (the "Fed") is open. In addition, the Portfolios may elect, in their discretion if it is determined to be in shareholders' best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time). Each Portfolio's shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment are received by the Portfolio in the manner described under "How to Buy and Sell Shares."



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Note:  The time at which  transactions  and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time.)


To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio's NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares. In addition, trading in some of a Portfolio's securities may not occur on days when the Portfolio is open for business.


Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security's market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

DIVIDENDS

On each day that the NAV of a Portfolio is determined, such Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of the previous business day's last calculation of NAV. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Portfolio will be distributed at least annually.

Dividends  are  declared  daily  and  are  reinvested  monthly.   Dividends  and
distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. You may elect to receive any monthly dividend in cash by submitting a written election to TD Waterhouse by the tenth day of the specific month to which the election to receive cash relates.

TAXES


Dividends derived from interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by a Portfolio are taxable to individual shareholders of a Portfolio at the maximum rate of 20% regardless of the length of time the shareholder may have held shares in the Portfolio at the time of the distribution. Due to the nature of their investments, the Portfolios' distributions will consist primarily of ordinary income. Corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Portfolio.


U.S. GOVERNMENT PORTFOLIO. All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

MUNICIPAL PORTFOLIO, CALIFORNIA PORTFOLIO AND NEW YORK PORTFOLIO -- FEDERAL INCOME TAX. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio intends to declare and distribute dividends exempt from federal income tax. Shareholders of any such Portfolio will not be required to include the "exempt-interest" portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Exempt-interest dividends may



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be subject to state or local income taxes or give rise to a federal  alternative minimum tax liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder and may have other collateral federal income tax consequences.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of the Portfolio will not be deductible for federal income tax purposes.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. All exempt-interest dividends will be included in determining a corporate shareholder's adjusted current earnings. Seventy-five percent of the excess, if any, of "adjusted current earnings" over a corporate shareholder's alternative minimum taxable income, with certain adjustments, will be an upward adjustment to such corporation's alternative minimum taxable income. The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of a Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in a Portfolio.

The tax exemption of dividends from a Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

CALIFORNIA PORTFOLIO -- CALIFORNIA PERSONAL INCOME TAXES. The California Portfolio anticipates that substantially all of the dividends paid by it will be exempt from California personal income tax. In order for the Portfolio to pay dividends that are exempt from California income tax, California law generally requires that, at the close of each fiscal quarter, at least 50% of the value of the California Portfolio's assets consists of obligations whose interest is exempt from California income tax when held by an individual. Assuming compliance with this requirement, dividends and distributions made by the California Portfolio from interest on such obligations are excludable from gross income for purposes of the California personal income tax. Distributions from other obligations, as well as distributions from recognized market discount, or short-or long-term capital gains, are subject to California personal income tax. Corporate taxpayers should note that the California Portfolio's dividends and distributions are not exempt from California state corporate income or franchise taxes.



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NEW YORK PORTFOLIO -- NEW YORK PERSONAL INCOME TAXES. Individual shareholders of the New York Portfolio resident in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will not be excluded from net income and shares of the New York Portfolio will not be excluded from investment capital in determining state or city franchise and corporation income taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

MISCELLANEOUS. Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

PORTFOLIO MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT MANAGER

TD Waterhouse Asset Management, Inc., 100 Wall Street, New York, NY 10005, is the Portfolios' investment manager. The investment manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio's purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For its services, the investment manager is entitled to an annual fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each Portfolio, 0.34% of the next $1 billion, and 0.33% of assets over $2 billion. The investment manager from time to time may assume certain expenses of the Portfolios (or waive its fees), which would have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time upon notice to investors.


For the fiscal year ended October 31, 2002, the Portfolios paid the following amounts (as a percentage of average net assets) to the investment manager for its services: 0.28 % with respect to the Money Market Portfolio; 0.28% with respect to the U.S. Government Portfolio; 0.28% with respect to the Municipal Portfolio; 0.24% with respect to the California Portfolio; and 0.23% with respect to the New York Portfolio.





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In  addition to the  Portfolios,  the  investment  manager  currently  serves as investment manager to TD Waterhouse Trust, National Investors Cash Management Fund, Inc. and TD Waterhouse Bank, N.A. and as of September 30, 2002 had total assets under management in excess of $13.6 billion.

ADMINISTRATOR

As administrator, TD Waterhouse, an affiliate of the investment manager, provides certain administrative services to the Portfolios. For its services as administrator, TD Waterhouse is entitled to receive from each Portfolio an annual fee, payable monthly, of 0.10% of each Portfolio's average daily net assets. TD Waterhouse has entered into an agreement with Funds Distributor, Inc. ("FDI") whereby FDI performs certain administrative services for the Portfolios. TD Waterhouse pays FDI's fees for providing these services.


DISTRIBUTOR

FDI acts as distributor of the Portfolios' shares for no compensation.

SHAREHOLDER SERVICING

The Portfolios' Shareholder Servicing Plan permits each Portfolio to pay banks, broker-dealers or other financial institutions (including TD Waterhouse and its affiliates) for shareholder support services they provide, at a rate of 0.25% of the average daily net assets of each Portfolio. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

ABOUT CALIFORNIA AND NEW YORK

--------------------------------------------------------------------------------

CALIFORNIA


California's economy is the largest among the 50 states and one of the largest in the world. The State has a diversified economy with major sectors in manufacturing, agriculture, services, tourism, international trade and construction. The State has a population of over 34 million, which has been growing at a 1-2% annual rate for several decades. Gross domestic product of goods and services in the State exceeds $1 trillion. Personal income was estimated at $1,114 billion in 2001. Total employment is over 15 million.

During the late 1990's, California's economy began to recover from a deep recession it suffered at the beginning of the decade. California's financial condition improved markedly during the fiscal years starting in 1995-1996, with a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. California's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years. In the first quarter of 2001, a slowdown of economic growth began in California. Since January 2002, the revenue situation has deteriorated further. With the national economy in a recession, combined with weakness in many foreign economies which are trading partners, California's economy can be expected to perform more weakly than previously projected, although its depth and diversity may permit it to recover sooner than other regions. This will result in weaker State revenues than previously projected. Weakness in the national and State economies and in the stock market has resulted in lower tax revenues to the State of



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California.   A  large  part  of  the  State's  annual  budget  is  mandated  by constitutional guarantees (such as for educational funding and debt service) and caseload requirements for health and welfare programs, which adds further pressure. State General Obligation bonds are, as of October 2002, rated "A1" by Moody's Investors Service with a negative outlook, "A+" by Standard & Poor's with a negative outlook, and "AA" by Fitch, Inc. with its rating on rating watch-negative.

The May Revision to the 2002-2003 Governor's Budget projected a combined budget gap for 2001-2002 and 2002-2003 of $23.6 billion. The 2002-2003 Budget Act (the
"2002 Budget Act") was signed by the Governor on September 5, 2002. The 2002 Budget Act closes the $23.6 billion shortfall for fiscal year 2002-2003 through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. The State Legislative Analyst (the "Legislative Analyst"), fiscal experts and political leaders in the State acknowledge that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." The Legislative Analyst has estimated the structural deficit for the 2003-2004 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action.


Many local government agencies, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety, and a weakened economy, among other factors. California State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues, by a series of constitutional amendments enacted by voter initiative since 1978. Individual local governments may also have local initiatives which affect their fiscal flexibility.

For more information about the State, see "Information About California" in the Statement of Additional Information.

NEW YORK

New York State ("New York" or the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.


In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

--------------------------------------------------------------------------------


The events of September 11, 2001 dealt a substantial  blow to the U.S.  economy.
The  slowdown  in  economic   activity   that  began  in  early  2001   deepened
significantly in the wake of the attack. As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of
2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002.

The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.


For more information about the State, see "Information About New York" in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Portfolio's financial performance. Certain information reflects financial results for a single share of each Portfolio. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request by calling TD Waterhouse at 1-800-934-4448.


The following pages contain per share operating performance data of a share of common stock outstanding, ratios to average net assets, total investment return, and other supplemental data for each period indicated. This information has been derived from the Portfolio's financial statements.

--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO

                           --------------------------



                                   Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
PER SHARE OPERATING                October 31,   October 31,    October 31,   October 31,   October 31,
PERFORMANCE                           2002          2001           2000          1999          1998
                                   -----------   -----------    ----------    -----------   -----------
Net asset value,
beginning of period                  $1.000         $1.000         $1.000       $1.000        $1.000
                                    -------        -------         ------       -------       -------

Net investment income                 0.015          0.044          0.056        0.044         0.049
                                    -------        -------         ------       -------       -------

Distributions from net

investment income                    (0.015)        (0.044)        (0.056)      (0.044)       (0.049)
                                    -------        -------         ------       -------       -------

Net asset value, end of period       $1.000         $1.000         $1.000       $1.000        $1.000
                                    =======        =======         ======       =======       =======


RATIOS

Ratio of expenses to
average net assets                    0.77%          0.75%        0.75%         0.71%         0.75%

Ratio of net investment income to
average net assets                    1.46%          4.29%          5.69%        4.44%         4.92%

Decrease reflected in above net
expense ratio due to waivers and/or
reimbursements by the investment
manager and its affiliates            0.13%          0.17%          0.17%        0.21%         0.15%


SUPPLEMENTAL DATA

Total investment return (A)           1.48%          4.45%          5.74%        4.54%         5.04%

Net assets, end of period     $8,593,706,212  $7,837,492,302  $6,155,863,489  $4,646,268,591  $2,957,725,894
                              ==============  ==============  ==============  ==============  ==============


Average net assets            $8,190,289,039  $7,201,241,377  $5,519,126,965  $4,035,269,586  $2,302,804,288
                              ==============  ==============  ==============  ==============  ==============




(A) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.





22



--------------------------------------------------------------------------------



                            U.S. GOVERNMENT PORTFOLIO
                          -----------------------------



                                   Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
PER SHARE OPERATING                October 31,   October 31,    October 31,   October 31,   October 31,
PERFORMANCE                           2002          2001           2000          1999          1998
                                   -----------   -----------    ----------    -----------   -----------

Net asset value,
beginning of period                  $1.000         $1.000         $1.000       $1.000        $1.000
                                    -------        -------         ------       -------       -------

Net investment income                 0.014          0.042          0.054        0.044         0.048
                                    -------        -------         ------       -------       -------

Distributions from net

investment income                    (0.014)        (0.042)        (0.054)      (0.044)       (0.048)
                                    -------        -------         ------       -------       -------

Net asset value, end of period       $1.000         $1.000         $1.000       $1.000        $1.000
                                    =======        =======         ======       =======       =======


RATIOS

Ratio of expenses to average
net assets                            0.77%          0.75%          0.75%        0.75%         0.78%

Ratio of net investment income to
average net assets                    1.36%          4.13%          5.41%        4.40%         4.80%

Decrease reflected in above net
expense ratio due to waivers and/or
reimbursements by the investment
manager and its affiliates            0.16%          0.19%          0.19%        0.19%         0.11%


SUPPLEMENTAL DATA

Total investment return (A)           1.37%          4.31%          5.56%        4.47%         4.91%

Net assets, end of period       $1,270,725,107  $1,181,666,805  $891,799,338  $880,720,253  $537,403,768
                                ==============  ==============  ============  ============  ============

Average net assets              $1,210,024,354  $1,020,855,050  $901,031,857  $678,643,185  $457,821,528
                                ==============  ==============  ============  ============  ============



(A) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.



                                                                              23



                               MUNICIPAL PORTFOLIO
                              ---------------------



                                   Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
PER SHARE OPERATING                October 31,   October 31,    October 31,   October 31,   October 31,
PERFORMANCE                           2002          2001           2000          1999          1998
                                   -----------   -----------    ----------    -----------   -----------

Net asset value,
beginning of period                  $1.000         $1.000         $1.000       $1.000        $1.000
                                    -------         ------         ------       -------       -------

Net investment income                 0.010          0.027          0.034        0.026         0.029
                                    -------         ------         ------       -------       -------

Distributions from net

investment income                    (0.010)        (0.027)        (0.034)      (0.026)       (0.029)
                                    -------         ------         ------       -------       -------

Net asset value, end of period       $1.000         $1.000         $1.000       $1.000        $1.000
                                    =======         ======         ======       =======       =======


RATIOS

Ratio of expenses to
average net assets                    0.76%          0.74%        0.74%         0.74%         0.72%

Ratio of net investment income to
average net assets                    0.98%          2.67%          3.40%        2.56%         2.93%

Decrease reflected in above net
expense ratio due to waivers and/or
reimbursements by the investment
manager and its affiliates            0.18%          0.20%          0.21%        0.21%         0.13%


SUPPLEMENTAL DATA

Total investment return (A)           0.98%          2.74%          3.45%        2.59%         2.98%

Net assets, end of period         $672,346,210   $648,756,171  $523,567,900  $487,136,694  $381,090,446
                                  ============   ============ =============  ============  ============

Average net assets                $659,741,138   $608,775,666  $505,599,538  $439,705,095  $312,133,086
                                  ============   ============ =============  ============  ============



(A) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.


24


                                         CALIFORNIA PORTFOLIO
                                        -----------------------


                                               Year                 Year                  Period
                                               Ended                Ended                  Ended
PER SHARE OPERATING                         October 31,          October 31,            October 31,
PERFORMANCE                                    2002                 2001                   2000*
                                            ----------            ---------             ----------

Net asset value, beginning of period          $1.000                $1.000                $1.000
                                              ------                ------                ------

Net investment income                          0.009                 0.024                 0.005
                                              ------                ------                ------

Distributions from net

investment income                             (0.009)               (0.024)               (0.005)
                                              ------                ------                ------

Net asset value, end of period                $1.000                $1.000                $1.000
                                              ======                ======                ======


RATIOS

Ratio of expenses to average net assets        0.65%                 0.65%                 0.65% (A)

Ratio of net investment income to
average net assets                             0.87%                 2.34%                 2.95% (A)

Decrease reflected in above net
expense ratio due to waivers and/or
reimbursements by the investment
manager and its affiliates                     0.29%                 0.29%                 0.50% (A)


SUPPLEMENTAL DATA

Total investment return (B)                    0.87%                 2.38%                 2.96% (A)

Net assets, end of period                 $256,338,547          $231,483,361            $214,545,918
                                           ===========          ============            ============

Average net assets                        $242,095,438          $228,193,975            $224,605,169
                                           ===========          ============            ============



 *  The Portfolio commenced operations on September 1, 2000.

(A) Annualized.

(B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

                                                                           25


                                          NEW YORK PORTFOLIO
                                        ----------------------


                                               Year                 Year                  Period
                                               Ended                Ended                  Ended
PER SHARE OPERATING                         October 31,          October 31,            October 31,
PERFORMANCE                                    2002                 2001                   2000*
                                            ----------            ---------             ----------

Net asset value, beginning of period          $1.000                $1.000                $1.000
                                              ------                ------                ------

Net investment income                          0.009                 0.025                 0.006
                                              ------                ------                ------

Distributions from net

investment income                             (0.009)               (0.025)               (0.006)
                                              ------                ------                ------

Net asset value, end of period                $1.000                $1.000                $1.000
                                              ======                ======                ======


RATIOS

Ratio of expenses to average net assets        0.65%                 0.65%                 0.65% (A)

Ratio of net investment income to
average net assets                             0.87%                 2.44%                 3.53% (A)

Decrease reflected in above net
expense ratio due to waivers and/or
reimbursements by the investment
manager and its affiliates                     0.32%                 0.30%                 0.57% (A)


SUPPLEMENTAL DATA

Total investment return (B)                    0.87%                 2.53%                 3.54% (A)

Net assets, end of period                 $149,269,604          $132,893,862            $100,705,806
                                           ===========          ============            ============

Average net assets                        $144,026,670          $119,680,318            $101,951,165
                                           ===========          ============            ============



* The Portfolio commenced operations on September 1, 2000.

(A) Annualized.

(B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

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                                                                              27

--------------------------------------------------------------------------------

                                  TD WATERHOUSE
                             FAMILY OF FUNDS, INC.

FOR MORE INFORMATION

More information on the Portfolios is available upon request, including the following:

SHAREHOLDER REPORTS. Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI includes more information about each Portfolio and its policies. The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting:

TD Waterhouse Investor Services, Inc.
Customer Service
100 Wall Street
New York, New York 10005

Telephone: 1-800-934-4448
Hearing impaired: TTY 1-800-933-0555
Internet site: http://www.tdwaterhouse.com

Text-only versions of the Portfolios'  prospectus and other documents pertaining
to  the   Portfolios   can  be  viewed  online  or   downloaded   from  the  SEC
(http://www.sec.gov).

You also can review and copy information about each Portfolio, including the SAI, at the SEC's public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov. For more information about these services, call the SEC at 1-202-942-8090.

The Portfolios are a series of TD Waterhouse Family of Funds, Inc. whose investment company registration number is 811-9086.


                                                             PROSPECTUS



                                                          December 26, 2002





TD WATERHOUSE

FAMILY OF FUNDS, INC.

o MONEY MARKET PORTFOLIO

o U.S. GOVERNMENT PORTFOLIO

o MUNICIPAL PORTFOLIO

O CALIFORNIA MUNICIPAL MONEY MARKET PORTFOLIO

O NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO



                                     [LOGO]




        TD Waterhouse Investor Services,Inc. Member NYSE/SIPC TDW
        #3250 Rev. 12/02

                                  TD WATERHOUSE
                              FAMILY OF FUNDS, INC.
                    100 WALL STREET, NEW YORK, NEW YORK 10005
                TD WATERHOUSE, CUSTOMER SERVICE - 1-800-934-4448


                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 26, 2002

              This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the prospectus dated December 26, 2002 (the "Prospectus") for the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Municipal Money Market and the New York Municipal Money Market Portfolio, each a series of TD Waterhouse Family of Funds, Inc. (the "Company"). The Prospectus is incorporated by reference into this Statement of Additional Information.

              Each Portfolio's financial statements and financial highlights for the fiscal year ended October 31, 2002, including the independent auditors' report thereon, are included in the Portfolio's Annual Report and are incorporated herein by reference.


              To obtain a free copy of the Prospectus or Annual Report, please write to TD Waterhouse Investor Services, Inc., Customer Service, at 100 Wall Street, New York, New York 10005, or call 1-800-934-4448.

                                TABLE OF CONTENTS

                                                                           PAGE

              GENERAL INFORMATION ABOUT THE COMPANY..........................2

              INVESTMENT POLICIES AND RESTRICTIONS ..........................2

              INFORMATION ABOUT CALIFORNIA .................................21

              INFORMATION ABOUT NEW YORK....................................30


              PORTFOLIO TRANSACTIONS .......................................39

              DIRECTORS AND EXECUTIVE OFFICERS .............................40

              INVESTMENT MANAGEMENT, DISTRIBUTION

              AND OTHER SERVICES ...........................................46

              DIVIDENDS AND TAXES ..........................................53

              SHARE PRICE CALCULATION ......................................57

              ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ...............59

              PERFORMANCE ..................................................60

              SHAREHOLDER INFORMATION ......................................62

              ANNEX - RATINGS OF INVESTMENTS ...............................64

                                  TD WATERHOUSE
                              FAMILY OF FUNDS, INC.
--------------------------------------------------------------------------------

           GENERAL INFORMATION ABOUT THE COMPANY


           The Company is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999. Because the Company offers multiple portfolios, it is known as a "series company." This SAI pertains to the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Municipal Money Market Portfolio (the "California Portfolio") and the New York Municipal Money Market Portfolio (the "New York Portfolio").


           Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio are "diversified" as that term is defined in the Investment Company Act. The California Municipal Money Market Portfolio and the New York Municipal Money Market
           Portfolio are "non-diversified" as that term is defined in the Investment Company Act.

           The investment manager of the Portfolios is TD Waterhouse Asset Management, Inc. (the "Investment Manager").

           INVESTMENT POLICIES AND RESTRICTIONS

           Each Portfolio's investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio. Except as otherwise indicated, however, each Portfolio's investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term "majority of the outstanding voting securities" of the Company, or of a particular Portfolio means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Portfolio present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Portfolio.

           The following policies and restrictions supplement those set forth in the Prospectus. Each Portfolio's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Portfolios.

           Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered
           when   determining   whether  the   investment   complies  with  the
           Portfolio's investment policies and restrictions.

           As money market funds, the Portfolios rely on Rule 2a-7 under the Investment Company Act, as amended ("Rule 2a-7"), in their pursuit of a stable net asset value. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolios. See "Rule 2a-7 Matters" below.

            ASSET-BACKED SECURITIES

           Each Portfolio may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.

           BANK OBLIGATIONS

           Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

           Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

           Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.


           Investment in foreign bank obligations is subject to the additional risks associated with foreign securities.


           BORROWING

           Each Portfolio may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Portfolio's total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a non-fundamental policy, a Portfolio will borrow money only as a temporary measure for defensive or emergency purposes, in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.

           CERTIFICATES OF PARTICIPATION

           Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may invest in certificates of participation. Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by a Portfolio. It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

           COMMERCIAL PAPER AND SIMILAR SECURITIES

           Corporate debt securities include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates'
           current   obligations  and  is  frequently   unsecured.   Issues  of
           commercial paper normally have maturities of less than nine months and fixed rates of return.

           Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. Since these notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.


           Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

           Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim on the borrower, but rather, would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.


           A Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), or commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, or unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody's Investors Service ("Moody's") and Standard & Poor's ("S&P"), two NRSROs, see "Annex - Ratings of Investments."

           CREDIT ENHANCEMENT FEATURES

           Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.

           FOREIGN SECURITIES

           Each Portfolio may invest in bank obligations of the foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Each Portfolio also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

           The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

           Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

           FUNDING AGREEMENTS


           The Money Market Portfolio may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company) they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission ("SEC") perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policyholder claims.

           Funding agreements are typically issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Portfolio.


           These agreements are regulated by the state insurance board in the state where they are executed.

           GOVERNMENT SECURITIES

           Each  Portfolio  may  invest  in  government  securities.   The  term
           "government   securities"  for  this  purpose   includes   marketable
           securities  and   instruments   issued  or  guaranteed  by  the  U.S.
           government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities ("Agencies") are issued by government-sponsored
           agencies  and  enterprises   acting  under  authority  of  Congress.
           Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration. In other cases, payment of interest. and principal is not guaranteed, e.g., obligations of the Student Loan
           Marketing   Association,   Federal  National  Mortgage  Association,
           Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government's full faith and credit.

           ILLIQUID SECURITIES


           Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. In determining the liquidity of a Portfolio's investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security; (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) dealer undertakings to make a market in the security, (v) the nature of trading in the security, (v) the trading and markets for the security, and (vi) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

           Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors. If through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity which may include disposing of illiquid assets. If a Portfolio decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price.


           For purposes of the 10% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.

           Municipal lease  obligations will not be considered  illiquid if they
           (i) are publicly offered and are rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or (ii) have a demand feature, which, if exercised, will result in payment of their par value within seven days. Municipal lease obligations not meeting either of these criteria ("Restricted Municipal Lease Obligations") will not be considered illiquid for purposes of a Portfolio's 10% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities, in accordance with procedures adopted by the Board of Directors. With respect to Restricted Municipal Lease Obligations, the Investment Manager will consider, pursuant to such procedures, the general credit quality of the Restricted Municipal Lease Obligation including, in the case of Restricted Municipal Lease Obligations that are unrated, an analysis of such factors as (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and any other factors unique to municipal lease obligations as determined by the Investment Manager.

           INVESTMENT COMPANY SECURITIES


           Each Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio's investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Portfolio may not acquire more than 3% of the outstanding securities of any one investment company. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.


           MUNICIPAL SECURITIES

           Each Portfolio, except the U.S. Government Portfolio, may invest in municipal securities. The Municipal Portfolio, the California Portfolio and the New York Portfolio invest primarily in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

           Municipal  securities  include  municipal  bonds,  notes and  leases.
           Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

           The Investment Manager relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Portfolio.

           Municipal securities may include other securities similar to those described below that are or may become available.

           MUNICIPAL BONDS. Municipal bonds can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

           Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term "municipal securities" if the interest paid thereon qualifies as exempt from federal income tax (other than the alternative minimum tax (AMT)).

           Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

           Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

           The types of projects for which private activity bonds may bear tax-exempt interest under the Internal Revenue Code of 1986, as amended (the "Code") have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986, and continue to be subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code (such as private universities and nonprofit hospitals), certain owner-occupied and rental residential projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

           MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal

           Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.

           MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.

           Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. A Portfolio's ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

           Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

           CERTAIN TAX ASPECTS. Municipal securities are also categorized according to whether or not the interest is includable in the calculation of alternative minimum tax imposed on individuals, according to whether or not the costs of acquiring or carrying the securities are deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt securities, industry practice has uniformly required, as a condition to the issuance thereof, particularly in the case of revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on such securities.

           TAXABLE INVESTMENTS (MUNCIPAL PORTFOLIO, CALIFORNIA PORTFOLIO AND NEW YORK PORTFOLIO). Each Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, a Portfolio may hold cash or cash equivalents. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Portfolio may be required to sell securities at a loss.

           From time to time, a Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal and, in the case of the California Portfolio and the New York Portfolio, either California state or New York state (or city) income tax, respectively. For example, a Portfolio may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities, or, with respect to the California Portfolio and the New York Portfolio, when suitable state specific tax-exempt securities are unavailable. Should a Portfolio invest in taxable obligations, it would purchase securities that in the Investment Manager's judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements.

           ADDITIONAL RISK CONSIDERATIONS. The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

           Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

           Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Portfolio's holdings would be affected and the Board of Directors would reevaluate the Portfolio's investment objective and policies.

           NON-DIVERSIFICATION AND CONCENTRATION

           Each of the California Portfolio and New York Portfolio is classified as "non-diversified" for purposes of the Investment Company Act, which means that the Portfolio is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent a Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each Portfolio invests primarily in securities issued by a single state and its municipalities, it is more vulnerable to unfavorable developments within that particular state, than funds that invest in municipal securities of many states.

           Generally, each Portfolio may not "concentrate" its assets in securities related to a particular industry. Concentration, as the term is used in the Investment Company Act, means that at least 25% of the Portfolio's assets would be invested in the securities of issuers within the same industry. Each of the California Portfolio and the New York Portfolio may, however, invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities, although each Portfolio does not currently intend to do so on a regular basis. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio's risks.

           PUT FEATURES

           Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank's credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank's credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank's ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

           REPURCHASE AGREEMENTS

           Each Portfolio may enter into repurchase agreements, which are instruments under which the seller (broker-dealer or bank) of a security agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price (which resale price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is each Portfolio's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager, however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

           REVERSE REPURCHASE AGREEMENTS

           Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

           Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

           While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

           RULE 144A SECURITIES

           If otherwise consistent with its investment objectives and policies, each Portfolio may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933 but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act of 1933. Any such security will not be considered illiquid so long as it is determined by the Company's Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company's Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

           RULE 2A-7 MATTERS

           Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "eligible securities" as defined in Rule 2a-7. Generally, eligible securities are divided into "first tier" and "second tier" securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See "Annex - Ratings of Investments."

           Except to the limited extent permitted by Rule 2a-7 and except for government securities, each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio may not invest more than 5% of its total assets in the securities of any one issuer. With respect to 75% of its total assets, each of the California Portfolio and the New York Portfolio may not invest more than 5% of its total assets in the securities of any one issuer.

           Each Portfolio is limited with respect to the extent to which it can invest in second tier securities. For example, the Money Market Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio must limit investment in second tier "conduit securities" (as defined in Rule 2a-7) to 5% of its total assets and, with respect to second tier conduit securities issued by a single issuer, the greater of $1 million or 1% of the Portfolio's total assets. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

           Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

            SECTION 4(2) PAPER

           Each Portfolio,  except the U.S. Government Portfolio,  may invest in
           Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Investment Manager considers legally restricted but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company's Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 10% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Portfolio's investments in Section 4(2) paper on a continuous basis.

           SECURITIES LENDING

           Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

           STANDBY COMMITMENTS

           Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the  commitments  present  minimal  risk of
           default.   Ordinarily,  a  Portfolio  may  not  transfer  a  standby
           commitment to a third party, although it could sell the underlying municipal security to a third party at any time. Each Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of a Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank's credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to
           certain   risks,   including  the  ability  of  issuers  of  standby
           commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

           STRIPPED GOVERNMENT SECURITIES

           Each Portfolio, except the Municipal Portfolio, the California Portfolio and the New York Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market Portfolio and the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts
           (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

           TEMPORARY DEFENSIVE POSITION

           When market or business conditions warrant, each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may assume a temporary defensive position and invest without limit in cash or cash equivalents, which may include taxable investments. For temporary defensive purposes, cash equivalents may include (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from S&P or P-1 from Moody's or a comparable rating from an

           NRSRO or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody's or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which a Portfolio may invest directly, and (v) money market mutual funds. To the extent a Portfolio assumes a temporary defensive position, it may not be pursuing its investment objective. When a Portfolio assumes a temporary defensive position, it is likely that its shareholders will be subject to federal and, in the case of the California Portfolio and the New York Portfolio, to California state or New York state (or city) income taxes (as applicable) on a greater portion of their income dividends received from the Portfolio.

           TENDER OPTION BONDS

           Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, a Portfolio may buy tender option bonds if the agreement gives the
           Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

           VARIABLE OR FLOATING RATE OBLIGATIONS


           Each Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard such as the London Interbank Offered Rate (LIBOR), the Federal Funds Rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Portfolio determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

           WHEN-ISSUED AND DELAYED DELIVERY BASIS SECURITIES

           Each Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.

           When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses. The sale of such securities by the Municipal Portfolio, the California Portfolio or the New York Portfolio may result in the realization of gains that are not exempt from federal income tax.

           In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

           ZERO COUPON BONDS

           Each Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

                        --------------------------------

           FUTURE DEVELOPMENTS

           Each Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

           THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH PORTFOLIO OF THE COMPANY. EACH PORTFOLIO (UNLESS NOTED OTHERWISE) MAY NOT:

           (1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

           (2) (with respect to the Municipal Portfolio only) normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;

           (3) (with respect to the California Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of California, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both California personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

           (4) (with respect to the New York Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of New York, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both New York personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

           (5) issue senior securities, except as permitted under the Investment Company Act;

           (6) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

           (7) borrow money, except that each Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

           (8) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

           (9) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or, in the case of the Municipal Portfolio, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Money Market Portfolio may invest more than 25% of its total assets in the financial services industry and the Municipal Portfolio may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Money Market Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by U.S. banks including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;

           (10) (with respect to the California Portfolio and the New York Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, immediately after the purchase more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that a Portfolio may invest in obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing, or invest more than 25% of its total assets in industrial development bonds related to a single industry;

           (11) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

           (12) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

           (13) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

           (14) purchase  securities of other  investment  companies,  except in
           connection   with  a   merger,   consolidation,   reorganization   or
           acquisition  of assets or to the extent  otherwise
           permitted by the Investment  Company Act; however,  a Portfolio may,
           notwithstanding   any  other   fundamental   investment   policy  or
           limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

           THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL. EACH PORTFOLIO (UNLESS NOTED OTHERWISE) DOES NOT CURRENTLY INTEND TO:

           (i) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to a "guarantee issued by a non-controlled person," as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;

           (ii) purchase or hold any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the "private placement" exemption afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"), securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company's Board of Directors;

           (iii) invest in financial futures and options thereon; or

           (iv) (with respect to the U.S Government Portfolio only) normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations; provided, further, that any change to such policy shall require a notice to shareholders at least 60 days prior to such change.

           INFORMATION ABOUT CALIFORNIA


           Following is a brief summary of some of the factors that may affect the financial condition of the State of California and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the California Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of California could have an adverse impact on the financial condition of the State of California and its political
           subdivisions,   including   issuers  of  obligations   held  by  the
           Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of California and its political subdivisions, including the issuers of obligations held by the Portfolio.

           The following summary is based on information in publicly available offering statements relating to debt offerings of State and local issuers that has not been independently verified by the Company or its legal counsel.


           GENERAL


           California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 34 million represents over 12% of the total United States population. Total personal income in the State, at an estimated $1,114 billion in 2001, accounts for almost 13% of all personal income in the nation. Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors.





           California's economy slipped into a moderate recession in early 2001, losing 249,300 jobs between January and November of 2001. The recession was concentrated in the state's high-tech sector and tourism industry. The recovery has been slow so far, and unemployment continues to rise. Unemployment has risen from 4.7 percent in February 2001 to 6.3 percent in July 2002. With the national economy in a recession, combined with weakness in many foreign economies that are trading partners, California's economy can be expected to perform more weakly than previously projected, although its depth and diversity may permit it to recover sooner than other regions. This will result in weaker State revenues than previously projected.

           RECENT DEVELOPMENTS REGARDING NATURAL GAS AND ELECTRICITY

           California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which are likely to continue to some degree for several years. Energy usage in the State had been rising sharply, but no new large power generating plants had been built since the 1980's. Until early 2001, the three major investor-owned utilities in the State ("IOUs") purchased electricity to meet their needs above their own generating capacity and contracted for supplies at fluctuating short-term and spot market rates, while the retail prices they could charge their residential and small business customers were capped at specified levels. Starting in mid-2000, power purchase costs exceeded retail charges, and the IOUs incurred substantial losses and accumulated large debts to continue to purchase power for their customers. In mid-January, 2001, the two largest IOUs defaulted on paying certain of their obligations. On April 6, 2001, the largest IOU, Pacific Gas & Electric Company, filed for voluntary protection under the federal Bankruptcy Code. The second-largest IOU, Southern California Edison Company ("SCE"), defaulted in various obligations. However, in October 2001, SCE announced the settlement of a lawsuit with the California Public Utilities Commission ("CPUC") over the rates which SCE could charge its customers, which settlement is expected to allow SCE to regain financial stability.

           In mid-January 2001, there were rolling electricity blackouts in northern California affecting millions of customers. The Governor declared a state of emergency under State law on January 17, 2001, and directed the State's Department of Water Resources ("DWR") to begin purchasing electricity for resale to retail end use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power. The DWR also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR's purchases were initially funded primarily by unsecured, interest-bearing loans from the State's General Fund ("State Loans") in an amount equal to approximately $6.1 billion. The DWR also entered into loan agreements from banks and commercial lenders in the amount of approximately $3.5 billion ("Interim Loans"), which moneys were used following that date to fund power purchases.

           In October and November of 2002, the DWR issued approximately $12 billion in revenue bonds in several series, the net proceeds of which were used to repay the Interim Loans and the General Fund for the State Loans. The DWR revenue bonds will be repaid from a dedicated revenue stream derived from customer payments; they are not backed in any way by the faith and credit or taxing power of the State. The DWR has the legal power to set retail rates at a sufficient level to recover all its costs including debt service.


           CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS


           LIMITATION ON PROPERTY TAXES. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

           LIMITATIONS ON OTHER TAXES, FEES AND CHARGES. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

           Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

           Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges" imposed upon a parcel or upon a person as an incident of property ownership. All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. With certain exceptions, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

           In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

           APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency. The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

           "Excess" revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. Local governments may by voter approval exceed their spending limits for up to four years. For most of the last ten years, appropriations subject to limitation have been under the State's appropriations limit. However, because of extraordinary revenue receipts in fiscal year 1999-2000, the State appropriations were exceeded by $975 million in that year. As of the enactment of the 2002 Budget Act, the Department of Finance projects the State's appropriations subject to limitation to be $16.473 billion and $10.611 billion under its appropriations limit in fiscal years 2001-2002 and 2002-2003, respectively.


           Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations.

           OBLIGATIONS OF THE STATE OF CALIFORNIA


           Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of September 1, 2002, the State had outstanding approximately $26 billion of long-term general obligation bonds, plus $263 million of general obligation commercial paper and $6.3 billion of lease-purchase debt supported by the State General Fund. In fiscal year 2001-2002, debt service on general obligation bonds and lease purchase debt was approximately 4.5% of General Fund revenues. Voters approved a total of $18.6 billion of new general obligation bond authorizations that were on the November 5, 2002 election ballot. State voters will have $22 billion of new general obligation bond authorizations on the ballot in 2004.


           RECENT BUDGETS


           The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. The economy grew strongly during the second half of the 1990s, and as a result, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. The accumulated budget deficit from the recession years (about $2.8 billion) was finally eliminated. The Department of Finance estimates that the SFEU totaled $8.7 billion at June 30, 2000 and $6.3 billion at June 30, 2001. However, the SFEU balance at June 30, 2001 included as an asset the $6.1 billion loan to the DWR for power purchases (see "Recent Developments Regarding Natural Gas and Electricity" above), and the General Fund's available cash at that date was considerably less. The Fiscal Year 2002-2003 Budget Act assumes an SFEU balance of about $1 billion.

           One of the most important elements of recent Budget Acts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the vehicle license fee (an annual tax on the value of cars registered in the State, the "VLF"). The Legislature established a vehicle license fee offset program, scheduled to be implemented in successive stages if General Fund revenues meet certain targets. Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased to a 35 percent reduction effective January 1, 2000. In response to revenue growth, the Legislature provided an additional 32.5 percent vehicle license fee reduction for the period January 1, 2001 through June 30, 2001, which was returned to taxpayers in the form of a rebate. Beginning July 1, 2001, the rebate program was eliminated and the offset was permanently increased to a 67.5 percent reduction.

           Under the VLF offset program, a continuous appropriation from the General Fund backfills the vehicle license fee revenue that local governments would otherwise lose due to the fee reductions. This backfill is expected to provide tax relief of $3.573 billion in fiscal year 2001-2002 and $3.726 billion in fiscal year 2002-2003. If in any year the Legislature fails to appropriate enough funds to fully backfill the then-applicable VLF offset, the percentage offset will be reduced to assure that local governments are not disadvantaged.

           The Legislature appropriated $2.052 billion in fiscal year 2000-2001 to fund taxpayer rebates in that year and a portion of the 67.5 percent offset in fiscal year 2001-2002. Rebates totaled $722 million in fiscal year 2000-2001 and late filers received rebates of $126 million in 2001-2002 and are expected to receive $6 million in rebates in fiscal year 2002-2003. As noted above, the Legislature replaced the rebate program with a permanent 67.5 percent-offset beginning in 2001-2002. Since only a modest portion of the $45.2 million balance in the Special Reserve Fund for Vehicle License Fee Tax Relief is estimated to be needed for rebates attributable to late filers in future years, the Fiscal Year 2002-2003 Budget Act contains a proposal to eliminate this fund and transfer the balance to the General Fund. This shift of resources will have no impact on the vehicle license fee tax relief program or local governments.

           FISCAL YEAR 2001-02 BUDGET.

           The Fiscal Year 2001-2002 Budget Act (the "2001 Budget Act") was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million of General Fund expenditures from the budget passed by the Legislature. The spending plan for 2001-2002 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the Fiscal year 2000-2001 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest. See "Recent Developments Regarding Natural Gas and Electricity" above.

           The 2001 Budget Act also included special fund expenditures of $21.3 billion and bond fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001, that matured on June 28, 2002, as part of its cash management program.

           FISCAL YEAR 2002-03 BUDGET.

           Background. The Proposed 2002-2003 Governor's Budget, released on January 10, 2002 (the "2002-2003 Governor's Budget"), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Most of the drop was attributed to the decline in personal income taxes, which reflects both slower job and wage growth and a severe decline in capital gains and stock option income, which is included in personal income tax statistics. As a result, in January of 2002, the Governor projected a combined budget gap for 2001-2002 and 2002-2003 of approximately $12.5 billion.

           The  May  Revision  to the  2002-2003  Governor's  Budget  (the  "May
           Revision") projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-2002 and 2002-2003 fiscal years. As a result, the combined budget gap for 2001-2002 and 2002-2003 rose from the $12.5 billion estimated in January to $23.6 billion.

           The May Revision projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $61.1 billion in 2001-2002. This is $11.7 billion lower than the final estimates for 2000-2001. Most of the decline in projected tax revenues is attributable to the decline in personal income taxes. Total revenues and transfers, projected to be $73.8 billion in 2001-2002, include the repayment of $6.1 billion from the sale of DWR Revenue Bonds and other sources to repay General Fund loans with interest. The May Revision projected major General Fund tax revenues of $70.6 billion and total General Fund revenues and transfers of $78.6 billion for 2002-2003.

           Fiscal Year 2002-2003 Budget Act. The Fiscal Year 2002-2003 Budget Act (the "2002 Budget Act") was signed by the Governor on September 5, 2002, almost nine weeks after the start of the fiscal year - the latest budget signing in the State's recorded history. The Governor vetoed almost $235 million in General Fund expenditures in addition to the $9 billion in reductions contained in the budget passed by the Legislature.

           The $98.9 billion spending plan for fiscal year 2002-2003 includes General Fund expenditures of $76.7 billion, a reduction of $141 million from fiscal year 2001-2002. The 2002 Budget Act also includes special fund expenditures of $19.4 billion and bond fund expenditures of $2.8 billion. The State issued $9 billion of revenue anticipation notes on October 16, 2002 as part of its cash management plan and may issue up to $3.5 billion additional revenue anticipation notes at a later date. The 2002 Budget Act projects General Fund revenues in fiscal year 2002-2003 will be about $79.1 billion.

           The 2002 Budget Act closes the $23.6 billion budget gap between expenditures and revenues (the "Budget Gap") through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. Program reductions and the receipt of funds from the tobacco securitization settlement account for approximately 50 percent of the approach to close the Budget Gap.

           The State Legislative Analyst (the "Legislative Analyst"), fiscal experts and political leaders in the State acknowledge that the 2002 Budget Act left a large gap between the expected level of taxes and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." The Legislative Analyst has estimated the structural deficit for the 2003-2004 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. Actions to resolve the structural deficit in the future will be much more challenging because many one-time techniques used in the 2002 Budget Act cannot be replicated. In August 2002, the Governor directed State agencies to propose plans to permanently reduce expenditures by 20% in fiscal year 2003-2004.

           Some of the important features of the 2002 Budget Act are the following:

                  1. Total Proposition 98 (a combined initiative constitutional amendment and statute which guarantees K-12 schools a minimum share of General Fund revenues) spending increased by 8.6 percent to $41.6 billion. Total K-12 spending per pupil increased by 6.9 percent to $7,067. Total General Fund spending for K-12 education is $30.8 billion, which funds enrollment and cost of living increases and also provides additional funding for a number of programs. In addition, a total of $143.3 million in Proposition 98 appropriations were vetoed and set aside to be appropriated later in fiscal year 2002-2003 for any increased costs in existing programs such as enrollment or other necessary funding adjustments. The 2002 Budget Act reflects a total increase in federal funding of $738 million under the recently enacted No Child Left Behind Act, which helps support existing education programs and augments funding in selected areas.

                  2. Higher education funding decreased slightly by 0.2 percent, compared to revised fiscal year 2001-2002 estimates, but allows for enrollment increases at the University of California, the California State University and California Community College systems with no fee increases.

                  3. Health, welfare and social services funding decreased by 2 percent from fiscal year 2001-2002 to $21.6 billion.

                  4. The 2002 Budget Act contains $4.4 billion of continuing tax relief. State law permits a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year and actual revenues for the period May 1 through September 30 equal or exceed the forecast in the May Revision to the Governor's proposed budget. This change is not expected to impact fiscal year 2002-2003.

                  5. The 2002 Budget Act provides significant assistance to local governments including $232.6 million for the Citizens' Option for Public Safety Program and county juvenile justice crime prevention programs, $50.8 million in federal grant funding to support anti-bioterrorism activities by the State and its 58 counties and $38.2 million to cities and special districts for reimbursement of jail booking fees paid to counties and other cities in fiscal year 1997-1998.

                  6. The 2002 Budget Act includes an additional appropriation of $89.6 million for the California Highway Patrol for security purposes. These costs are expected to be reimbursed by the federal government.

           BOND RATING

           As of October 2002, California's long-term general obligation bonds were assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "AA" from Fitch. Currently, the State's rating outlook with Moody's and Standard & Poor's remains negative and it's rating with Fitch remains on rating watch--negative.


           There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

           OBLIGATIONS OF OTHER ISSUERS

           OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

           STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs.

           To the extent the State should be constrained by its Article XIIIB appropriations limit or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments.

           ASSESSMENT BONDS. California municipal obligations that are secured by assessments or special taxes levied on real property may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds.


           CALIFORNIA LONG-TERM LEASE OBLIGATIONS. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates evidencing the lease obligation may not be paid when due.


           OTHER CONSIDERATIONS


           The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program). Limitations
           on  ad  valorem   property  taxes  may   particularly   affect  "tax
           allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a
           redevelopment   project  area  after  the  start  of   redevelopment
           activity. In the event that assessed values in the redevelopment project decline (e.g., because of economic factors or a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds.


           The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear.
           Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

           INFORMATION ABOUT NEW YORK


           Following is a brief summary of some of the factors that may affect the financial condition of the State of New York and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the New York Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of New York could have an adverse impact on the financial condition of the State of New York and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of New York and its political subdivisions, including the issuers of obligations held by the Portfolio.


           The following summary is based on publicly available information that has not been independently verified by the Company or its legal counsel.


           CURRENT FISCAL YEAR (2002-03)

           The State's current fiscal year began on April 1, 2002 and will end on March 31, 2003. The State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2002-03 fiscal year on March 26, 2002, and the remaining appropriations and accompanying legislation constituting the budget for the 2002-03 fiscal year on May 16, 2002. The Governor did not veto any legislative additions to the budget.

           The State issued a revised Financial Plan for the 2002-03 fiscal year on May 22, 2002 (the "Financial Plan") that sets forth projected receipts and disbursements based on the enactment by the State Legislature of a series of non-recurring actions to offset projected revenue losses (including a tax amnesty program, increased receipts from the sale of abandoned property, a change in the payment date for various business taxes and utilization of available cash reserves and other fund balances) and produce a balanced

           Financial Plan. The Financial Plan is updated quarterly. The most recent quarterly update to the Financial Plan, dated October 30, 2002 (the "Mid-Year Plan"), contained no revisions from the Financial Plan although it noted that current economic and financial trends - in particular, the prolonged and substantial decline in equity markets and the poor profit performance of financial service firms which are disproportionately important to the New York economy than to the national economy as a whole - have made it more likely that actual receipts for the 2002-03 fiscal year of the State will fall significantly below the levels reported in the Financial Plan. Whether this potentially significant decline in the State's revenue situation occurs depends on several factors, including the pace of the State and national economic recovery, the profit performance of the financial sector, and the timing of tax payments.

           It now appears more likely that the national and State economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.

           More important from a revenue perspective, the prolonged and substantial decline in equity markets has increased the likelihood that tax payments will fall below current projections, as well as increased the uncertainty of the timing of such tax payments. The State receives a substantial portion of tax receipts from the income and profits of financial service employees and companies. In addition, the taxable income of State taxpayers is affected by the changing value of equities and the associated impact on the value of capital gain transactions. Historically, declines in the stock market are followed by declines in personal income tax payments as tax liability associated with market transactions declines.

           Finally, financial service firms have suffered a second consecutive year of poor profit performance related to stock market declines and the fallout associated with the corporate accounting scandals. As a result, there have been, and it is generally expected that there will continue to be, further reductions in employment for this industry and declines in the compensation of highly paid financial service employees.

           For these reasons, it now appears more likely that the State will experience a significant decline in its revenue situation in fiscal year 2002-03. The New York State Division of the Budget ("DOB") is continuously analyzing actual data and available information from the financial services industry and the economy in general to assess any potential negative impact on receipts. DOB is also developing a range of approaches totaling 5.0 percent of General Fund spending to help bolster the State's reserves and respond to the heightened uncertainties surrounding the receipts forecast. In addition, the State will continue to maintain a strict hiring freeze and controls on all discretionary spending, initiate debt management actions to lower debt service costs, and take other administrative measures to reduce costs in the current year.

           DOB is closely monitoring receipts and disbursement trends and expects to issue a revised Financial Plan for the current fiscal year as part of the 2003-04

           Executive Budget submission, which is required by law to be submitted by February 1, 2003. At that time, it will also submit a balanced 2003-04 Financial Plan and formally update its projections of receipts and disbursements for fiscal years 2004-05 and 2005-06. DOB expects to propose actions to close a 2003-04 budget gap that is currently anticipated to be substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of 5.0 percent from current projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending.

           The Mid-Year Plan continues to project total General Fund receipts, including transfers from other funds, at $39.90 billion in 2002-03, a decrease of $1.25 billion or -3.0 percent from the 2001-02 fiscal year. Projected General Fund receipts include $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 affects the change in State receipts by depressing reported actuals for 2001-02 and increasing 2002-03 projections. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

           The Mid-Year Plan also continues to project total General Fund disbursements, including transfers to other funds, at $40.21 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from 2001-02. Projected General Fund disbursements in the Mid-Year Plan are also unchanged from the levels projected in the Financial Plan. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including Temporary Assistance for Needy Families ("TANF") reserves and health care resources created under the Health Care Reform Act ("HCRA"). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.

           The projected 2002-03 General Fund closing balance of $716 million, a decline of $316 million from 2001-02 (30.6 percent), consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).

           OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS

           State law requires the Governor to propose a balanced budget each year. The 2002-03 Executive Plan projected General Fund budget gaps of $2.8 billion for 2003-04 and $3.3 billion for 2004-05. DOB will formally update its projections of receipts and disbursements for future years in early 2003, as part of the Governor's 2003-04 Executive Budget. As indicated above, DOB expects to propose actions to close a 2003-04 budget gap that is currently anticipated to be substantially larger than the $2.8 billion imbalance projected in February 2002. Factors affecting the potential budget imbalance include the possible impact of economic and financial market instability on receipts (which could cause losses in excess of five percent from current projections), the use of reserves and other non-recurring resources to balance the 2002-03 budget, and higher pension costs and entitlement spending. The Governor will submit a balanced budget and Financial Plan for 2003-04 in early 2003, as required by law. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion (2002-03).

           FISCAL YEAR 2001-2002

           The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles ("GAAP"), showing revenues and expenditures.

           CASH-BASIS RESULTS. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the tax refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

           General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. When the refund reserve was adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion. General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year.

           GAAP-BASIS RESULTS. The State completed its 2001-02 fiscal year with a combined governmental funds operating deficit of $4.45 billion on a GAAP basis, which included operating deficits in the General Fund ($3.42 billion), in Special Revenue Funds ($970 million) and in Capital Projects Funds ($134 million) offset by an operating surplus in the Debt Service Funds ($76 million). The State reported a General Fund operating deficit of $3.42 billion for the 2001-02 fiscal year on a GAAP basis, as compared to an operating surplus of $245 million for the 2000-01 fiscal year. This operating deficit was caused by reducing the State's accumulated General Fund surplus from $3.91 billion to $.49 billion. The operating deficit for the 2001-02 fiscal year resulted in part from a $2.0 billion decline (5.2 percent) in tax revenues, including a $1.4 billion (5.9 percent) decline in personal income tax revenues caused primarily by the World Trade Center disaster, and the national and State economic slowdown. The decline in personal income taxes of $1.4 billion (5.9 percent) was caused by the World Trade Center disaster and the economic slowdown, a decline in the rate of growth for wage and salary income, a decline in year-end bonus payments, and an increase in realized capital losses. Also contributing to the operating deficit was a $985 million increase in expenditures, which included increases in expenditures for education
           ($436  million),   social   services  ($398  million),   health  and
           environment ($395 million), personal service ($129 million) and pension contributions ($48 million). The increases in the above
           expenditure   categories  were  partially   offset  by  declines  in
           expenditures for general purpose aid ($428 million), criminal justice ($78 million), and other fringe benefits ($51 million). The State reported an accumulated fund balance of $493 million in the General Fund for its 2001-02 fiscal year.

           Personal income taxes, business taxes, consumption and use taxes, and miscellaneous revenues fell from the prior fiscal year with only other taxes reporting an increase. Business taxes declined by $650 million (16 percent) primarily due to the World Trade Center disaster, which caused several large taxpayers with office space in the World Trade Center to incur significant losses in property and business resulting in lower tax liabilities for those business tax payers. Consumption and use taxes decreased $336 million (4.5 percent), primarily as a result of an increase in the portion of motor vehicle fees distributed to the Dedicated Highway and Bridge Trust Fund (a Capital Projects Fund) and the Dedicated Mass Transportation Trust Fund (a Special Revenue Fund) and a decline in sales tax revenues. Other taxes, primarily estate and gift taxes, increased $400 million (54.8 percent), mainly due to several large estates that filed their final returns. Miscellaneous revenues decreased $8 million (0.3 percent).

           General Fund expenditures increased $985 million (2.5 percent) from the 2000-01 fiscal year. The largest increases occurred in the areas of education, social services, and health and environment. Education expenditures grew $436 million (3.1 percent) due mainly to an increase in spending for support for public schools. Social services expenditures increased $398 million (4.3 percent) due primarily to increased spending for the Medicaid program. Health and environment expenditures increased over $395 million (39.4 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs. General purpose expenditures declined by $428 million (30.8 percent) primarily due to the required adoption of a new accounting standard (GASB Statement No. 33) which resulted in the restatement of 2001 expenditures to include an additional $369 million in expenditures. Personal service costs increased $129 million (1.9 percent) principally as a result of increases in wages as required by previously approved collective bargaining agreements.

           Net other financing sources in the General Fund decreased $441 million (90.0 percent). This net decrease resulted from a decline in proceeds from bonds issued to fund aid payments for local government transportation capital projects and increased transfers to other funds of $244 million, both of which were partially offset by an increase of more than $100 million in transfers from the Abandoned Property Fund. The increase in transfers to other funds was primarily caused by increased subsidies for higher education (SUNY and CUNY).

           GRANTS TO LOCAL GOVERNMENTS is the largest category of General Fund disbursements and includes financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (46 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for higher education programs

           (5 percent), mental hygiene programs (6 percent), welfare assistance
           (4  percent),   and  children  and  families  services  (4  percent)
           represent the next largest areas of local aid.

           Spending in local assistance is estimated at $26.85 billion in 2002-03, a decrease of $987 million (3.5 percent) from the 2001-02 fiscal year.

           School aid of $14.6 billion on a school year basis reflects a school year increase of $410 million. On a fiscal year basis, General Fund spending for school aid is projected at $12.36 billion in 2002-03, an increase of $186 million over 2001-02. This reflects increases for most major aid components, implementation of building aid reforms, and the latest estimate of available lottery funds. Higher Education Service Corporation (HESC) spending is projected at $284 million, a decrease of $406 million (58.9 percent) from 2001-02.

           Medicaid spending is estimated at $5.85 billion in 2002-03, a decrease of $359 million (5.8 percent) from 2001-02. General Fund spending for health programs is estimated at $496 million, a net decrease of $174 million (26 percent) from 2001-02.

           Spending on welfare is projected at $496 million, a decrease of $564 million (53.2 percent) from 2001-02. Spending for all other local assistance programs is estimated to total $7.36 billion in 2002-03, a net increase of $330 million (4.7 percent) from 2001-02. This increase primarily includes increased support for the pre-school special education program ($96 million), funding for the Yonkers settlement agreement ($92 million), and additional funding for the Community Projects Fund ($58 million).

           STATE DEBT

           As of March 31, 2002, the total amount of outstanding general obligation debt was $4.1 billion. On August 16, 2002, the State updated its five-year Capital Program and Financing Plan for the period 2002-03 through 2006-07 as required by law. During such five-year period, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8 percent, and total State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8 percent.

           The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental receipts. Under State law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31 of the current year. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service costs at 0.36 percent of total governmental receipts.

           THE STATE AUTHORITIES

           The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations. As of December 31, 2001, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was almost $101 billion, only a portion of which constitutes State-supported or State-related debt.


           The State has numerous public authorities with various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

           In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to provide transit and commuter services.

           METROPOLITAN TRANSPORTATION AUTHORITY


           The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

           Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA.

           THE CITY OF NEW YORK

           The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

           Continuing recovery, cleanup and repair efforts following the September 11 attack on the World Trade Center has resulted in substantial expenditures for New York City. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania, and Virginia. The President has submitted a bill to Congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority ("TFA") by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

           On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

           The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

           The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.

           The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year. To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1997 and TSASC, Inc., in 1999 (a local development corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues). The City expects that these actions will provide sufficient financing capacity to continue its capital program at least through fiscal year 2011.

           The City's June 2002 Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The 2002-03 gap-closing program includes resources from agency actions and actions to be taken by the federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11, 2001 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.

           The City published its First Quarter Modification to its financial plan on November 14, 2002. The Modification included significantly lower tax revenue projections, reflecting the continuing decline in financial services sector profits and other revised forecasts, which will result in projected gaps to be closed in fiscal years 2002-03 and 2003-04 of approximately $1.1 billion and $6.4 billion, respectively.

           On July 18, 2002, the Mayor announced he was reserving 7.5 percent of City-funded agency spending, and on October 28, 2002 certain agencies were directed to identify additional savings aggregating 2 percent in fiscal year 2002-03 and 4 percent in 2003-04. The City is working to implement a program that accommodates these reductions by lowering City spending, or identifying alternative revenue sources, in an aggregate amount of approximately $1 billion annually starting in fiscal year 2002-03. As a result of the size of the projected gaps, the First Quarter Modification reflects substantial additional revenue initiatives, including proposed increased taxes, which requires City Council and/or State approval, and City proposals for additional State and federal assistance, to eliminate the projected gap for 2002-03 and to substantially reduce or eliminate the projected gap for fiscal year 2003-04.

           OTHER LOCALITIES

           Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2002-03 fiscal year or thereafter.

           To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation in 2000 that created the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. As of November 14, 2002, the Authority has $662 million in bonds and $128 million in BANs outstanding. The Authority may also impose financial plan requirements on Nassau County. The State expects to make a total of $100 million in transitional aid payments to the County over a five-year period. As of November 14, 2002, the State has provided $70 million in transitional assistance: $25 million in both 2000-01 and 2001-02, and $20 million in 2002-03. Future transitional aid payments ($15 million annually in 2003-04 and 2004-05) must be appropriated by the State and are contingent upon the Authority's annual approval of Nassau County's financial plan

           The State traditionally provides unrestricted financial assistance to cities, counties, towns and villages outside of New York City.
           Funding in the 2002-03 Enacted Plan totals approximately $486 million, and includes General Purpose Local Government Aid, Local Government Aid to Counties, Supplemental Municipal Aid and targeted emergency aids.


           PORTFOLIO TRANSACTIONS

           Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager's ability to correctly time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities although they may do so to take advantage of short-term market movements.

           The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio's portfolio transactions, the Investment Manager seeks "best execution" (i.e., prompt and efficient execution at the most favorable prices). Consistent with the policy of "best execution," orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms' professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Company and the Investment Manager, although the Investment Manager is not authorized to pay higher prices to firms that provide such services. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolios. Because statistical and other research information is only supplementary to the Investment Manager's research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

           The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.


           The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively "Affiliated Brokers") to effect portfolio transactions for the Portfolios, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. The Board of Directors, including a majority of the directors who are not "interested persons" of the Company within the meaning of such term as defined in the Investment Company Act ("Independent Directors"), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolios satisfy the standards of Section 17(e) and Rule 17e-1.

           The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases this procedure may affect the size or price of the position obtainable for a Portfolio.

           DIRECTORS AND EXECUTIVE OFFICERS

           Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

           The following table contains certain information regarding the Company's Directors and Executive Officers. The Director who is deemed to be an "interested person" of the Company is referred to as an "Interested Director". "Fund Complex" includes the Company, National Investors Cash Management Fund, Inc. ("NICM") and TD Waterhouse Trust, investment companies advised by the Investment Manager.

-------------------------------- ------------ ------------ ----------------------------- ----------- ----------------
                                                                                         NUMBER OF
                                               TERM OF                                   PORTFOLIOS
                                                OFFICE                                   IN FUND
                                                 WITH               PRINCIPAL            COMPLEX         OTHER
                                 POSITION(S)   COMPANY            OCCUPATION(S)           OVERSEEN    DIRECTORSHIPS
                                 HELD WITH    AND LENGTH           DURING PAST           BY             HELD BY
        NAME, ADDRESS            THE COMPANY   OF TIME               5 YEARS              DIRECTOR     DIRECTOR ++
            AND AGE                            SERVED +
-------------------------------- ------------ ------------ ----------------------------- ----------- ----------------
RICHARD W. DALRYMPLE              Director      Since:     Chief Operating Officer of        17           None
                                                2/26/98    National Center for
NCDS                                                       Disability Services since
201 IU Willets Road                                        2001; President of Teamwork
Albertson, NY 11507-1599                                   Management, Inc. from 1996
                                                           through 2001; Trustee of

Age: 59                                                    The Shannon McCormack
                                                           Foundation since 1988, the
                                                           Kevin Scott Dalrymple
                                                           Foundation since 1993; and
                                                           Director of Dime Bancorp,
                                                           Inc. from 1990 through
                                                           January 2002.
-------------------------------- ------------ ------------ ----------------------------- ----------- ----------------
PETER B.M. EBY                    Director      Since:     Vice Chairman and Director        17        Director of
                                                6/06/02    of Nebitt Burns Inc. until                     Leons
6 Corrigan Close                                           October 1998.                                Furniture
Toronto, Ontario                                                                                      Limited since
Canada, M4N 3U6                                                                                         May 1977;
                                                                                                       Director of
Age: 64                                                                                              Westfair Foods
                                                                                                      Limited since
                                                                                                        May 1999;
                                                                                                       Director of
                                                                                                      George Weston
                                                                                                     Ltd. since May
                                                                                                     2002; Director
                                                                                                     of Sixty Split
                                                                                                       Corp. since
                                                                                                       March 2001.
-------------------------------- ------------ ------------ ----------------------------- ----------- ----------------
LAWRENCE J. TOAL                  Director      Since:     President and Chief               13      SBLI (USA) Inc.
                                               12/12/95    Executive Officer of Dime

447 East 57th Street                                       Bancorp, Inc. from January
New York, NY 10022                                         1997 through February 2002
                                                           and Chairman, President and

Age: 65                                                    Chief Executive Officer of
                                                           The Dime Savings Bank of
                                                           New York, FSB from January
                                                           1997 through February
                                                           2002,  and  President and
                                                           Chief Executive Officer
                                                           from February 1991 through
                                                           December 1996.

-------------------------------- ------------ ------------ ----------------------------- ----------- ----------------




                                       41




-------------------------------- ------------ ------------ ----------------------------- ----------- ----------------
                                                                                         NUMBER OF
                                               TERM OF                                   PORTFOLIOS
                                                OFFICE                                   IN FUND
                                                 WITH               PRINCIPAL            COMPLEX          OTHER
                                 POSITION(S)   COMPANY            OCCUPATION(S)           OVERSEEN    DIRECTORSHIPS
         NAME, ADDRESS            HELD WITH   AND LENGTH           DURING PAST               BY         HELD BY
           AND AGE               THE COMPANY   OF TIME               5 YEARS              DIRECTOR     DIRECTOR ++
                                               SERVED +
-------------------------------- ------------ ------------ ----------------------------- ----------- ----------------
Independent Director +++
-------------------------------- ------------ ------------ ----------------------------- ----------- ----------------
GEORGE F. STAUDTER                Chairman      Since:     Since 1989, Managerial and        13      Director of
                                     and       12/12/95    Financial Consultant,                     Koger Equity,
8005 Beech Tree Court             Director                 rendering investment                      Inc.
Suffolk, VA 23433                                          management, tax and estate
                                                           planning services to
Age: 71                                                    individual clients, and
                                                           strategic planning advice
                                                           to corporate clients.
-------------------------------- ------------ ------------ ----------------------------- ----------- ----------------




                                       42




--------------------------------------- ------------ --------------- -----------------------------------------------


                                                       TERM OF
                                                      OFFICE WITH                      PRINCIPAL
                                        POSITION(S)    FUND AND                      OCCUPATION(S)
           NAME, ADDRESS,               HELD WITH      LENGTH OF                      DURING PAST
               AND AGE                   THE FUND     TIME SERVED+                      5 YEARS
--------------------------------------- ------------ --------------- -----------------------------------------------
           Officers Who Are
             Not Directors
--------------------------------------- ------------ --------------- -----------------------------------------------
GEORGE MARTINEZ                          President       Since:      Since August 2002, Senior Vice President -
                                         and Chief      9/19/02      Client Services of BISYS Fund Services;
c/o BISYS Fund Services                  Executive                   since June 2001, Chief Executive Officer and
60 State Street, Suite 1300               Officer                    President of FundWatchDog Service LLC; from
Boston, MA 02109                                                     June 2000 to June 2001, Senior Vice
                                                                     President and Senior Managing Counsel of

Age: 43                                                              State Street Corporation of Boston; from
                                                                     March 1998 to May 2000, National Director of
                                                                     Investment Management and Regulatory
                                                                     Consulting of Arthur Andersen; and from
                                                                     March 1995 to February 1998, Senior Vice
                                                                     President and Director of Administration and
                                                                     Regulatory Services of BISYS Fund Services.
--------------------------------------- ------------ --------------- -----------------------------------------------
MARY A. NELSON                             Chief         Chief       Since April 2001, Senior Vice President of
                                         Financial     Financial     BISYS Fund Services, Inc.; from August 1994
c/o BISYS Fund Services                  Officer,    Officer since   to April 2001, Senior Vice President and
60 State Street, Suite 1300                Vice       8/08/02; and   Director of Financial Services at Funds
Boston, MA 02109                         President        Vice       Distributor, Inc.
                                           and       President and
Age: 38                                  Treasurer     Treasurer
                                  since 9/19/02

--------------------------------------- ------------ --------------- -----------------------------------------------
THOMAS J. TEXTOR                           Vice          Since:      Since November 1999, Chief Compliance
                                         President      01/04/99     Officer of TD Waterhouse; from 1995 to 1997,
c/o TD Waterhouse                           and                      Vice President and Administrative Manager of
100 Wall Street                          Assistant                   Prudential Securities, Inc.
New York, NY 10005                       Treasurer

Age: 45
--------------------------------------- ------------ --------------- -----------------------------------------------
MICHELE R. TEICHNER                        Vice      Since: 11/2/99  Senior Vice President Compliance,
                                         President                   Administration and Operations of TD
c/o TD Waterhouse                           and                      Waterhouse Asset Management, Inc. (since
100 Wall Street                          Assistant                   August 1995) and TD Waterhouse (since June
New York, NY 10005                       Secretary                   1997).

Age: 43
--------------------------------------- ------------ --------------- -----------------------------------------------
JENNIFER A. BAILEY                         Vice          Since:      Since September 2002, Senior Counsel to
                                         President       9/19/02     BISYS Fund Services, Inc.; from June 2000 to
c/o BISYS Fund Services                     and                      September 2002, Associate of Paul, Weiss,
90 Park Avenue, 10th Floor               Secretary                   Rifkind, Wharton & Garrison; from June 1999
New York, NY 10016                                                   to June 2000, Counsel to BISYS Fund
                                                                     Services, Inc.; and from April 1994 to June
Age: 34                                                              1999, Counsel to The Dreyfus Corporation.
--------------------------------------- ------------ --------------- -----------------------------------------------

+ The table shows the time period for which each individual has served as Director and/or Officer.

++ In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in other investment companies registered under the 1940 Act, as of October 31, 2002. This does not include directorships held by a Director in the Fund Complex.

+++ Mr. Staudter is considered an "interested person" because his position as Director is paid by TD Waterhouse Asset Management, Inc.


            COMMITTEES OF BOARD OF DIRECTORS

            The Board of Directors has three standing committees: Audit, Pricing and Nominating.

            The primary responsibilities of the Audit Committee are (i) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company's financial statements; and (iii) to interact with the Company's independent auditors on behalf of the full Board of Directors. The scope of the Audit Committee's responsibilities includes the appointment, compensation and oversight of the Funds' auditors. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditors' responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Dalrymple, Eby and Toal. This Committee did not meet during the fiscal year ended October 31, 2002.

            The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing any of the restricted securities or securities for which no market quotation is readily available. This Committee, which consists of any two Directors, did not meet during the fiscal year ended October 31, 2002.

            The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Committee, on which Messrs. Dalrymple, Eby and Toal currently serve, is composed solely of Independent Directors. The Committee will not normally consider nominees recommended by shareholders. This Committee met twice during the fiscal year ended October 31, 2002.

            OWNERSHIP OF SHARES BY DIRECTORS

            The  dollar   range  of  the  equity   securities   in  the  Company
            beneficially owned by each Director and the aggregate dollar range of equity securities beneficially owned by them in the Fund Complex as of December 31, 2001 are set forth below.

------------------------------------- ----------------------------------------------- -----------------------------------------
     NAME OF DIRECTOR                 DOLLAR RANGE OF EQUITY SECURITIES IN              AGGREGATE DOLLAR RANGE OF
                                                 EACH PORTFOLIO                          EQUITY SECURITIES IN ALL
                                                                                          REGISTERED INVESTMENT
                                                                                      COMPANIES OVERSEEN BY DIRECTOR
                                                                                              IN FUND COMPLEX
------------------------------------- ----------------------------------------------- -----------------------------------------
INDEPENDENT DIRECTORS
------------------------------------- ----------------------------------------------- -----------------------------------------
Richard W. Dalrymple                                   $0                                           $0
------------------------------------- ----------------------------------------------- -----------------------------------------
Peter B. M. Eby                                        $0                                           $0
------------------------------------- ----------------------------------------------- -----------------------------------------
Lawrence J. Toal                                       $0                                           $0
------------------------------------- ----------------------------------------------- -----------------------------------------
INTERESTED DIRECTOR
------------------------------------- ----------------------------------------------- -----------------------------------------
George F. Staudter                        Municipal Portfolio: $137,596                          $277,117
                                          Money Market Portfolio: $139,521
------------------------------------- ----------------------------------------------- -----------------------------------------

            On December 12, 2002, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Portfolio.

            OWNERSHIP IN CERTAIN ENTITIES

            The table below shows ownership,  beneficially or of record, if any, by each Independent Director and his/her immediate family members in the Company's  Investment  Manager or Distributor or a person (other
            than  a  registered   investment  company)  directly  or  indirectly
            controlling,  controlled  by,  or  under  common  control  with  the
            Company's  Investment Manager or Distributor,  as applicable,  as of
            December 31, 2001.




                                       44


----------------------- -------------------- ---------------------- --------------------- ----------------------- ------------------
NAME  OF                NAME OF                NAME OF               TITLE OF               VALUE OF              PERCENT
DIRECTOR                OWNER AND              COMPANY               CLASS OF              SECURITIES              OF CLASS
                        RELATIONSHIP                                 SECURITY
                        TO
                        DIRECTOR
----------------------- -------------------- ---------------------- --------------------- ----------------------- ------------------
Richard    W.
Dalrymple                  ----                  ----                  ----                    $0                    ----
----------------------- -------------------- ---------------------- --------------------- ----------------------- ------------------
Peter  B.  M.              ----                  ----                  ----                    $0                    ----
Eby
----------------------- -------------------- ---------------------- --------------------- ----------------------- ------------------
Lawrence   J.
Toal                       ----                  ----                  ----                    $0                    ----
----------------------- -------------------- ---------------------- --------------------- ----------------------- ------------------

            COMPENSATION OF DIRECTORS

            Officers and Directors who are interested  persons of the Investment
            Manager  or FDI  receive  no  compensation  from the  Company.  Each
            Independent  Director  serving on the board of a company in the Fund
            Complex receives a (i) complex-wide annual retainer of $15,000, (ii)
            a supplemental  annual retainer of $6,000 if serving on the Board of
            Directors  of the Company and the Board of  Directors of NICM or the
            Board of Trustees of TDT,  (iii) a supplemental  annual  retainer in the  amount of $2,500 if serving  on the Board of  Directors  of the
            Company, the Board of Directors of NICM and the Board of Trustees of
            TDT and (iv) a meeting  fee of  $3,000  for each  meeting  attended.
            Independent  Directors also will be reimbursed for their expenses by
            the  Company.   Interested  Directors  may  be  compensated  by  the
            Investment  Manager  or its  affiliates  for their  services  to the
            Company.

            The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director (or trustee, as the case may be), for the fiscal year ended October 31, 2002, are as follows:

                                                           Pension or         Estimated
                                        Aggregate          Retirement          Annual          Total Compensation
                                       Compensation     Benefits Accrued      Benefits      from the Company and Fund
                Name of Board              from            as Part of           Upon                 Complex
                    Member             Company (1)     Company's Expenses    Retirement     Paid to Board Members (1)
                    ------             -----------     ------------------    ----------     -------------------------

           INDEPENDENT DIRECTORS

           Richard W. Dalrymple          $11,833               $0                $0                  $35,500
           Peter B. M. Eby (2)            $3,958               $0                $0                  $11,875
           Carolyn B. Lewis (3)           $1,250               $0                $0                  $3,750
           Lawrence J. Toal              $16,500               $0                $0                  $33,000

           INTERESTED DIRECTOR

           George F. Staudter (4)           $0                 $0                $0                    $0


           (1) Amounts do not include reimbursed expenses for attending Board meetings or compensation from the Investment Manager or its affiliates.

           (2)  Mr. Eby became a Director on June 6, 2002.

           (3)  Ms. Lewis was an Independent Director through January 14, 2002.
           (4) Mr. Staudter is an Interested Director whom is paid by the Investment Manager.

           INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

           INVESTMENT MANAGEMENT

           TD Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of each Portfolio. Pursuant to the Investment
           Management Agreement with the Company on behalf of each Portfolio, the Investment Manager manages each Portfolio's investments in accordance with its stated policies and restrictions, subject to oversight by the Company's Board of Directors.

           The Investment Manager is a wholly owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. TD Bank is a part of a worldwide group of banks and financial service companies (referred to as the "TD Bank Financial Group"). As of
           September 30, 2002, the TD Bank Financial Group had over $73.7 billion under management including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to other mutual funds and to TD Waterhouse Bank, N.A. and as of September 30, 2002 had total assets under management in excess of $13.6 billion.

           BOARD'S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENTS.

           The Board of Directors, including the Independent Directors, last approved the Investment Management Agreement at a meeting held on December 12, 2002. In approving the Investment Management Agreement, the Board of Directors considered all information they deemed reasonably necessary to evaluate the terms of the agreement. The principal areas of review by the Directors were the nature and quality of the services provided and to be provided by the Investment Manager and the reasonableness of the fees to be charged for those services. These matters were considered by the Independent Directors at a meeting held separately from the full Board of Directors, during which experienced counsel that is independent of the Investment Manager provided guidance to the Independent Directors. The Board requested and evaluated reports from the Investment Manager that addressed specific factors designed to inform the Board's consideration of these and other issues.

           In reviewing the fees payable under the Investment Management Agreement, the Directors compared the fees and expense ratios, both gross and net, of the Portfolios to those of competitive funds and other funds with similar investment objectives. The Board also took into account not only the advisory fees payable by the Portfolios, but also so-called "fallout benefits" to the Investment Manager, such as the engagement of affiliates of the Investment Manager as service providers to the Portfolios. In evaluating each Portfolio's advisory fee, the Board also took into account the demands and complexity of the investment management of the Portfolio. The Board also considered, among other factors, the investment performance of each Portfolio on an absolute basis and relative to comparable funds and indices. In addition, the Board considered the quality of the Investment Manager's investment staff and investment management process, as well as the business reputation and financial resources of the Investment Manager. The Board's evaluation of the quality of the services of the

           Investment Manager took into account their knowledge and experience gained as Directors and/or trustees of other investment companies to which the Investment Manager provides investment advisory services (the Fund Complex), including the scope and quality of the
           Investment Manager's investment management capabilities, other resources dedicated to performing its services and the quality of its administrative and other services. The Board also considered the Investment Manager's profitability with respect to each Portfolio. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement, including the fees to be charged for services thereunder.

           The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Portfolio, or by the Company's Board of Directors. The Investment Management Agreement may be terminated as to any Portfolio at any time upon 60 days prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Portfolio.

           The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

           For the investment management services furnished to each Portfolio, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each such Portfolio, 0.34% of the next $1 billion, and 0.33% of average daily net assets of each Portfolio over $2 billion. The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Portfolio's operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase each Portfolio's total returns and yield. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated at any time upon notifying investors.

           The following table shows the dollar amount of investment management fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years or shorter period if a Portfolio has been in operation for a shorter period.

                                                Fee Earned         Fee Waived
           MONEY MARKET PORTFOLIO

           Year ended October 31, 2002            $23,057,164        $4,269,158
           Year ended October 31, 2001            $24,054,692        $4,588,249
           Year ended October 31, 2000            $18,520,525        $3,695,607

           U.S. GOVERNMENT PORTFOLIO

           Year ended October 31, 2002            $ 3,424,778        $  789,202
           Year ended October 31, 2001            $ 3,566,792        $  749,110
           Year ended October 31, 2000            $ 3,155,017        $  648,668

           MUNICIPAL PORTFOLIO

           Year ended October 31, 2002            $ 1,849,319        $  459,719
           Year ended October 31, 2001            $ 2,129,803        $  466,851
           Year ended October 31, 2000            $ 1,770,389        $  408,638

           CALIFORNIA PORTFOLIO

           Year ended October 31, 2002            $   579,778        $  267,554
           Year ended October 31, 2001            $   798,306        $  255,592
           Period ended October 31, 2000          $   131,020        $   73,100

           NEW YORK PORTFOLIO

           Year ended October 31, 2002            $   325,111        $  178,981
           Year ended October 31, 2001            $   418,715        $  140,415
           Period ended October 31, 2000          $    59,471        $   38,005

           ADMINISTRATION

           Pursuant to an Administration Agreement with the Company, TD Waterhouse, an affiliate of the Investment Manager, as Administrator, provides administrative services to each of the Portfolios. Administrative services furnished by TD Waterhouse include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, TD Waterhouse is entitled to receive from each Portfolio an annual fee, payable monthly, of 0.10% of average daily net assets of such Portfolio. The fee is accrued daily as an expense of each Portfolio.

           The following table shows the dollar amount of administration fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years or shorter period if a Portfolio has been in operation for a shorter period.

                                                 Fee Earned        Fee Waived

           MONEY MARKET PORTFOLIO

           Year ended October 31, 2002           $6,910,249        $1,279,466
           Year ended October 31, 2001           $7,198,358        $1,373,036
           Year ended October 31, 2000           $5,521,330        $1,101,810

           U.S. GOVERNMENT PORTFOLIO

           Year ended October 31, 2002           $  983,381        $  226,605
           Year ended October 31, 2001           $1,020,437        $  214,327
           Year ended October 31, 2000           $  901,433        $  185,334

           MUNICIPAL PORTFOLIO

           Year ended October 31, 2002           $  528,374        $  131,348
           Year ended October 31, 2001           $  608,511        $  133,386
           Year ended October 31, 2000           $  505,825        $  116,754

           CALIFORNIA PORTFOLIO

           Year ended October 31, 2002           $  163,078        $   79,015
           Year ended October 31, 2001           $  228,086        $   73,026
           Period ended October 31, 2000         $   37,434        $   20,886

           NEW YORK PORTFOLIO

           Year ended October 31, 2002           $   92,888        $   51,137
           Year ended October 31, 2001           $  119,632        $   40,119
           Period ended October 31, 2000         $   16,992        $   10,859

           TD Waterhouse has entered into a Subadministration Agreement with FDI pursuant to which FDI performs certain of the foregoing administrative services for the Company. Under this Subadministration Agreement, TD Waterhouse pays FDI's fees for providing such services. In addition, TD Waterhouse may enter into subadministration agreements with other persons to perform such services from time to time.

           The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Portfolio or TD Waterhouse may terminate the Administration Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of the Company's Board of Directors, or by a majority of the outstanding voting securities of such Portfolio. The Administration Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

           The Administration Agreement provides that TD Waterhouse will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by TD Waterhouse in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on TD Waterhouse's part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

           DISTRIBUTION

           The distributor of the Company is FDI, 60 State Street, Suite 1300, Boston, MA 02109. Pursuant to a Distribution Agreement between the Company and FDI, FDI has the exclusive right to distribute shares of the Company. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. FDI has entered into such an agency agreement with TD Waterhouse. FDI receives no fee from the Company under the Distribution Agreement for acting as distributor to the Company. FDI also acts as a subadministrator for the Company.


           The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Independent
           Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Portfolio or the Distributor may terminate the Distribution Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Company's Board of Directors, or by a majority of the outstanding voting securities of such Portfolio. The Distribution Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.


           SHAREHOLDER SERVICING

           The Board of Directors of the Company has approved a Shareholder Servicing Plan ("Servicing Plan") pursuant to which each Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a "Shareholder Servicing Agreement") with the Company ("Servicing Agents") in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net assets of each Portfolio. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.


           The Servicing Plan was approved by the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board of Directors including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to any Portfolio by a vote of a majority of such Independent Directors.


           Pursuant to a Shareholder Services Agreement between the Company and TD Waterhouse (the "TD Waterhouse Agreement"), TD Waterhouse has agreed to provide shareholder services to each Portfolio pursuant to the Shareholder Servicing Plan. The Company may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.


           The TD Waterhouse Agreement with TD Waterhouse will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement. The TD Waterhouse Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement. Each Portfolio or TD Waterhouse may terminate the TD Waterhouse Agreement on 15 days' prior written notice without penalty. A majority of the Independent Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement may terminate the Agreement any time without penalty. The TD Waterhouse Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.


           The following table shows the dollar amount of shareholder servicing fees earned with respect to the Portfolios under the TD Waterhouse Agreement, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years or shorter period if a Portfolio has been in operation for a shorter period.


                                                 Fee Earned        Fee Waived
           MONEY MARKET PORTFOLIO

           Year ended October 31, 2002          $17,275,771        $3,198,666
           Year ended October 31, 2001          $17,996,047        $3,432,591
           Year ended October 31, 2000          $13,803,324        $2,446,017

           U.S. GOVERNMENT PORTFOLIO

           Year ended October 31, 2002          $ 2,458,476        $  566,512
           Year ended October 31, 2001          $ 2,551,114        $  535,817
           Year ended October 31, 2000          $ 2,253,584        $  463,335

           MUNICIPAL PORTFOLIO

           Year ended October 31, 2002          $ 1,320,946        $  328,371
           Year ended October 31, 2001          $ 1,521,292        $  333,465
           Year ended October 31, 2000          $ 1,264,563        $  291,885

           CALIFORNIA PORTFOLIO

           Year ended October 31, 2002          $   407,700        $  197,538
           Year ended October 31, 2001          $   570,220        $  182,566
           Period ended October 31, 2000        $    93,586        $   52,214

           NEW YORK PORTFOLIO

           Year ended October 31, 2002          $   232,223        $  127,843
           Year ended October 31, 2001          $   299,083        $  100,296
           Period ended October 31, 2000        $    42,480        $   27,147

           Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.

           TRANSFER AGENT AND CUSTODIAN


           National Investor Services Corp. (also referred to as the "Transfer Agent"), 55 Water Street, New York, New York 10041, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for each Portfolio. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.20% of each Portfolio's average daily net assets.


           The  Transfer  Agent is permitted  to  subcontract  any or all of its functions with respect to all or any portion of a Portfolio's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, FDI or broker-dealers authorized to sell shares of a Portfolio pursuant to a selling agreement with FDI. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios to the Transfer Agent.


           Pursuant to a Custodian Agreement, The Bank of New York (the "Custodian"), 100 Church Street, New York, NY 10286, acts as the custodian of each Portfolio's assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.


           OTHER EXPENSES


           Each Portfolio pays the expenses of its operations, including the costs of shareholder and board meetings, the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company's officers and Directors with respect to any litigation.

           The Company's expenses generally are allocated among the Portfolios on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio are charged to that Portfolio.

           CODES OF ETHICS

           Each of the Company, the Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. These codes are designed to protect the interests of Portfolio shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios, so long as such investments are made pursuant to the code's requirements. Each code is on file with the SEC and is available through the SEC's EDGAR system.

           DIVIDENDS AND TAXES

           DIVIDENDS

           On each day that the net asset value ("NAV") of a Portfolio is determined, such Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of such day's last calculation of NAV.


           Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of each Portfolio are accrued each day.


           Because each Portfolio's income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Portfolio will not qualify for the dividends received deduction available to corporate shareholders.

           Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain each Portfolio's NAV at $1.00 per share.

           CAPITAL GAIN DISTRIBUTIONS

           If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Portfolio are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. It is not anticipated that a Portfolio will realize any long-term capital gain (i.e., gain from the sale of securities held for more than one year), but if it does so, such gain will be distributed annually.

           TAX STATUS OF THE PORTFOLIOS

           Each Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Portfolio intends to continue to meet the requirements of the Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that any Portfolio will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.


           STATE AND LOCAL TAX ISSUES. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the U.S. Government Portfolio are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

           FEDERAL INCOME TAX ISSUES - MUNICIPAL PORTFOLIO, CALIFORNIA PORTFOLIO AND NEW YORK PORTFOLIO. Distributions from the Municipal Portfolio, the California Portfolio and the New York Portfolio will constitute exempt-interest dividends to the extent of the Portfolio's tax-exempt interest income (net of expenses and amortized bond premium), if any. Exempt-interest dividends distributed to shareholders of the Municipal Portfolio, the California Portfolio and the New York Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by each Portfolio of any investment company taxable income (which includes any short-term capital gains and market discount) will be taxable to shareholders as ordinary income.


           Dividend distributions resulting from the ordinary income treatment of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Municipal Portfolio's investment policy of generating at least 80% of its income that is free from federal income tax.

           AMT is imposed to the extent it exceeds the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. Corporate investors should note that generally 75% of the amount by which adjusted current earnings (which include all tax-exempt interest) exceed the AMTI of a corporation constitutes an upward adjustment to such corporation's AMTI. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Municipal Portfolio.

           Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income for purposes of the federal income tax. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers. Prospective investors should consult their own tax advisers as to such consequences.

           Interest on indebtedness which is incurred to purchase or carry shares of any Portfolio which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, each Portfolio may not be an appropriate investment for (i) persons who are "substantial users" of facilities financed by industrial development bonds held by each Portfolio or are "related persons" with respect to such users; or (ii) persons who are investing through a tax-exempt retirement plan, IRA or Keogh Account.

           Each Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become subject to federal taxation, either prospectively or retroactively to the date the obligation was issued.

           CALIFORNIA INCOME TAX ISSUES - CALIFORNIA PORTFOLIO. As long as the California Portfolio continues to qualify as a regulated investment company under the Code, it will incur no California income or franchise tax liability on income and capital gains distributed to its shareholders.

           California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For the Portfolio to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations or from capital gains will be subject to tax. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Portfolio will not be deductible for California personal income tax purposes.

           California has an alternative minimum tax similar to the federal AMT described above. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference.

           Dividends and distributions from the Portfolio are not exempt from California state corporate income or franchise taxes.

           NEW  YORK  INCOME  TAX  ISSUES  -  NEW  YORK  PORTFOLIO.   Individual
           shareholders of the New York Portfolio resident in New York state will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the state of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to
           Section 103(a) of the Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of
           its  taxable   year  be  invested  in  state,   municipal  or  other
           obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will not be excluded from net income and shares of the New York Portfolio will be included in investment capital or business capital (but not both) in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

           OTHER TAX INFORMATION

           Each of the Portfolios may invest in obligations such as zero coupon bonds, issued with original issue discount ("OID") for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.


           As of October 31, 2002, the Municipal Portfolio, the California Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio had capital loss carryforwards of $1,633, $414 and $408, respectively. For federal income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains. The Funds' capital loss carryforwards will expire between October 31, 2008 and October 31, 2010.


           The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.


           Each Portfolio is currently required by law to withhold 30% ("back-up withholding") of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and may generally be claimed as a credit or a refund on such shareholder's federal income tax return. You should consult your own tax adviser regarding the withholding requirement. Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.


           The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.

           Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

           INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS


           The Company's independent auditors, Ernst & Young LLP, 5 Times Square, New York, NY 10036, audit and report on the Company's annual financial statements, read certain regulatory reports, prepare the Company's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. The Portfolios' October 31, 2002 financial statements and the report thereon of Ernst & Young LLP from the Portfolios' October 31, 2002 annual report (as filed with the SEC on December 6, 2002 pursuant to
           Section 30(b) of the Investment Company Act and Rule 30b2-1 thereunder (Accession Number 0001089355-01-500460)) are incorporated herein by reference.


           SHARE PRICE CALCULATION

           The Portfolios are open for business on days when the New York Stock Exchange (NYSE) is open for regular trading and the Federal Reserve Bank of New York (the "Fed") is open. In addition, the Portfolios may elect, in their discretion if it is determined to be in shareholders' best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.


           The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time). Each Portfolio's shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment are received by the Portfolio in the manner described in the Prospectus under "How to Buy and Sell Shares."


           Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time).

           Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.

           Valuing a Portfolio's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7. Each Portfolio must adhere to certain conditions under Rule 2a-7.


           The Board of Directors of the Company oversees the Investment Manager's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio's NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Portfolio's NAV per share, which the Board of Directors of the Company believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.


           During periods of declining interest rates, each Portfolio's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

           ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

           For additional information regarding purchasing and selling shares of the Portfolios, see "How to Buy and Sell Shares" in the Prospectus.

           Shares of each Portfolio are sold on a continuous basis by the distributor.


           Each Portfolio does not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time. If applicable, each Portfolio may waive minimum investment requirements, if any, for purchases by directors, officers or employees of the Company, TD Waterhouse or any of its subsidiaries.

           Sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD Waterhouse or the Selected Broker through which you purchase shares. In addition, Portfolio shares may be subject to automatic redemption should the TD Waterhouse brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Waterhouse or a Selected Broker with respect to eligibility for sweep arrangements, including requirements relating to minimum account balances.

           To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio's NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Portfolio's securities may not occur on days when the Portfolios is open for business.


           If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Portfolio's portfolio securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the Portfolio's portfolio.

           The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

           PERFORMANCE

           The historical performance calculation for a Portfolio may be shown in the form of "yield," "effective yield" and, for the Municipal Portfolio, the California Portfolio and the New York Portfolio only, "tax equivalent yield" and "tax equivalent effective yield." These various measures of performance are described below.

           Each Portfolio's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the yield quotation is based on a seven-day period and is computed for each Portfolio as follows: the first calculation is net investment income per share for the period, which is accrued interest on portfolio securities, plus or minus amortized discount or premium (excluding market discount for the Municipal Portfolio), less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.


           The yield for each Portfolio for the seven day period ended October 31, 2002 was 1.16% for the Money Market Portfolio, 1.08% for the U.S. Government Portfolio, 1.15% for the Municipal Portfolio, 1.11% for the California Portfolio and 1.14% for the New York Portfolio.

           Each Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for effective yield is:

                           [(base period return + 1) 365/7] - 1.


           The effective yield for each Portfolio for the seven day period ended October 31, 2002 was 1.17% for the Money Market Portfolio, 1.09% for the U.S. Government Portfolio, 1.16% for the Municipal Portfolio, 1.11% for the California Portfolio and 1.15% for the New York Portfolio.


           The tax equivalent yield of the shares of the Municipal Portfolio, the California Portfolio and the New York Portfolio is computed by dividing that portion of the yield of the Portfolio (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of the Portfolio that is not tax-exempt.


           The tax equivalent yield for each of the Municipal Portfolio, the California Portfolio and the New York Portfolio for the seven-day period ended October 31, 2002 was 1.87%, 1.99% and 2.07%, respectively. The assumed marginal federal income tax rate 38.6% for the Municipal Portfolio and the California Portfolio, and 35.5% for the New York Portfolio. The assumed marginal state income tax rate is 9.3% for the California Portfolio and 6.85% for the New York Portfolio. The assumed marginal city income tax rate is 3.59% for the New York Portfolio (other rates or a zero rate may be applied by other cities or subdivisions of the state of New York).


           Tax equivalent effective yield is computed in the same manner as tax equivalent yield, except that effective yield is substituted for yield in the calculation.


           The tax equivalent effective yield for each of the Municipal Portfolio, the California Portfolio and the New York Portfolio for the seven-day period ended October 31, 2002 was 1.89%, 1.99% and 2.09%, respectively. The tax rate assumptions are the same as described above with respect to the calculation of tax equivalent yield.


           Each  Portfolio's  yield  fluctuates,   and  the  publication  of  an
           annualized yield quotation is not a representation as to what an investment in that Portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Portfolio is held, but also on such matters as expenses of that Portfolio.

           The performance of the Portfolios may be compared to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets. Lipper performance calculations include the reinvestment of all capital gain and income dividends for the periods covered by the calculations. A Portfolio's performance also may be compared to other money market funds as reported by IBC/Donoghue's Money Fund Report(R), a reporting service on money market funds. As reported by Money Fund Report, all investment results represent total return (annualized results for the period net of management fees and expenses) and one-year investment results are effective annual yields assuming reinvestment of dividends.

           BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408, a financial reporting service which each week publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts, reports results for the BANK RATE MONITOR National Index. The rates published by the BANK RATE MONITOR National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 of the leading bank and thrift institutions in the ten largest Consolidated Metropolitan Statistical Areas. Account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited checking while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Bank products represent a taxable alternative income-producing product. Bank and thrift institution account deposits may be insured. Shareholder accounts in the Company are not insured. Bank savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of a Portfolio are redeemable at the NAV next determined (normally, $1.00 per share) after a request is received without charge.

           Investors may also want to compare a Portfolio's performance to that of U.S. Treasury Bills or Notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. A Portfolio's yield will fluctuate.

           TAX-EXEMPT VERSUS TAXABLE YIELD. Investors may want to determine which investment - tax-exempt or taxable - will provide a higher after-tax return. To determine the tax equivalent yield, simply divide the yield from the tax-exempt investment by an amount equal to 1 minus the investor's marginal federal income tax rate.

           SHAREHOLDER INFORMATION

           Each Portfolio issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Portfolio shares without shareholder approval. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of an investment portfolio will have the exclusive right to vote on matters affecting only the rights of the holders of that Portfolio. For example, shareholders of a Portfolio will have the exclusive right to vote on any investment management agreement or
           investment   restriction   that  relates  only  to  that  Portfolio.
           Shareholders of the Portfolios of the Company do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Company voting together for the election of directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.


           The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.


           The Articles of Incorporation currently permit the directors to issue the following number of full and fractional shares, par value $.0001, of the Portfolios: 50 billion shares of the Money Market Portfolio; 20 billion shares of the U.S. Government Portfolio; 10 billion shares of the Municipal Portfolio; 10 billion shares of the California Portfolio and 10 billion shares of the New York Portfolio. Each share of an investment Portfolio is entitled to participate pro rata in the dividends and distributions from that Portfolio.


           The Company will not normally hold annual shareholders' meetings. Under Maryland law and the Company's By-laws, an annual meeting is not required to be held in any year in which the election of directors is not required to be acted upon under the Investment Company Act. The Company's By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

           Each director serves until the next election of directors and until the election and qualification of his successor or until such director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of directors at such time as less than a majority of the directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

--------------------------------------------------------------------------------


           ANNEX -- RATINGS OF INVESTMENTS

           STANDARD AND POOR'S AND MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

           Commercial paper rated by Standard & Poor's ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

           The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service ("Moody's"). Among the factors considered by them in assigning ratings are the following:
           (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, -2 or -3.

           MIG-1 AND MIG-2 MUNICIPAL NOTES

           Ratings of Moody's for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

           STANDARD & POOR'S BOND RATINGS, CORPORATE BONDS

           AAA. This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

           AA. Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

           A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

           MOODY'S INVESTORS SERVICE BOND RATINGS

           AAA. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           AA. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

           A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits.
          ---------

(a)      (1)      Articles of Incorporation (see Note B)

         (2)      Articles of Amendment to Articles of Incorporation dated December 18, 1997 (see Note D)

         (3)      Articles of Amendment to Articles of Incorporation dated March 12, 1998 (see Note E)

         (4)      Articles of Amendment to Articles of Incorporation dated July 22, 1998 (see Note G)

         (5)      Articles of Amendment to Articles of Incorporation dated March 29, 1999 (see Note G)

         (6)      Articles of Amendment to Articles of Incorporation dated September 20, 1999 (see Note G)

         (7)      Articles of Amendment to Articles of Incorporation dated November 8, 1999 (see Note H)

(b)               By-Laws, as amended to date (see Note A)

(c)               Instruments Defining Shareholder Rights (incorporated by reference to Exhibits (a) and (b) to the
                  Registration Statement, as incorporated herein)

(d)      (1)      Investment Management Agreement between Registrant and Waterhouse Asset Management, Inc., on behalf of
                  Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated October 15, 1996 (see
                  Note C)

         (2)      Amendment to Investment Management Agreement between Registrant and TD Waterhouse Asset Management, Inc.
                  relating to the provision of services to California Municipal Money Market Portfolio and New York
                  Municipal Money Market Portfolio (see Note I)

(e)      (1)      Distribution Agreement between Registrant and Funds Distributor, Inc., on behalf of Money Market
                  Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio
                  and New York Municipal Money Market Portfolio, dated April 11, 2001 (see Note J)

         (2)      Form of Agency Selling Agreement (see Note A)

         (3)      Agency Selling Agreement for Waterhouse Securities, Inc. dated February 15, 1996 (see Note B)

(f)               Inapplicable

(g)      (1)      Custody Agreement between Registrant and The Bank of New York, on behalf of Money Market Portfolio, U.S.
                  Government Portfolio and Municipal Portfolio, dated December 19, 1995 (see Note B)

         (2)      Amendment to Custody Agreement between Registrant and The Bank of New York on behalf of Money Market
                  Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 10, 1997 (see Note E)

         (3)      Amendment to Custody Agreement between Registrant and The Bank of  New  York   relating  to  the
                  provision  of  services  to California  Municipal  Money  Market  Portfolio  and New  York Municipal
                  Money Market  Portfolio,  dated August 1, 2000 (see Note I)

         (4)      Amendment to Custody Agreement between Registrant and The Bank of New York dated June 6, 2001 (see Note
                  J)

         (5)      Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York dated
                  June 6, 2001 (see Note J)



(h)      (1)      Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor
                  Services Corp. on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio,
                  dated September 8, 1999 (see Note G)

         (2)      Amendment to Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National
                  Investor Services Corp. relating to the provision of services to California Municipal Money Market
                  Portfolio and New York Municipal Money Market Portfolio (see Note I)

         (3)      Form of Shareholder Servicing Plan (see Note A)

         (4)      Form of Shareholder Services Agreement (see Note A)

         (5)      Shareholder Services Agreement for Waterhouse Securities Inc. (predecessor to TD Waterhouse Investor
                  Services, Inc.) dated October 15, 1996 (see Note C)

         (6)      Amendment to Shareholder Services Agreement for TD Waterhouse Investor Services, Inc. dated March 7,
                  2001 (see Note J)

         (7)      Administration Agreement between Registrant and Waterhouse Securities, Inc. dated June 11, 1997 (see
                  Note C)

         (8)      Amendment to Administration Agreement between Registrant and TD Waterhouse Investor Services, Inc.
                  relating to the provision of services to California Municipal Money Market Portfolio and New York
                  Municipal Money Market Portfolio (see Note I)

         (9)      Subadministration Agreement between TD Waterhouse Investor Services, Inc. and Funds Distributor, Inc. on
                  behalf of Registrant dated April 11, 2001 (see Note J)

         (10)     State Registration Services Agreement between Registrant and Clear Sky Corporation dated November 27,
                  1995 (see Note B)

         (11)     Accounting Services Agreement between TD Waterhouse Investor Services, Inc. and SEI Investments Mutual
                  Funds Services dated September 1, 2000 (see Note I)

(i)               Opinion and Consent of Shearman & Sterling as to legality of the securities being registered (see Note J)

(j)      (1)      Consent of Shearman & Sterling (filed herewith)

         (2)      Consent of Independent Auditors (filed herewith)

(k)      Inapplicable

(l)      (1)      Subscription Agreement between Registrant and FDI Distribution Services, Inc. dated December 12, 1995
                  (see Note A)

         (2)      Subscription Agreement between Registrant and FDI Distribution Services, Inc. on behalf of California
                  Municipal Money Market Portfolio and New York Municipal Money Market Portfolio (see Note J)

(m)      Inapplicable

(n)      Inapplicable

(p)      (1)      Code of Ethics of Registrant and Investment Manager (see Note I)

         (2)      Code of Ethics of Principal Underwriter (see Note I)

         Other Exhibits:

         Power of Attorney for George F. Staudter, Richard Dalrymple, Anthony J. Pace, Lawrence Toal and Theodore Rosen
         dated June 12, 1996 (see Note C)



         Power of Attorney for Peter B.M. Eby dated September 19, 2002 (filed herewith)

Note A:  Filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File
         Nos. 33-96132; 811-9086, on December 12, 1995, and incorporated herein by reference.

Note B:  Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File
         Nos. 33-96132; 811-9086, on June 20, 1996, and incorporated herein by reference.

Note C:  Filed as an exhibit to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File
         Nos. 33-96132; 811-9086, on February 28, 1997, and incorporated herein by reference.

Note D:  Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, File
         Nos. 33-96132; 811-9086, on December 19, 1997, and incorporated herein by reference.

Note E:  Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, File
         Nos. 33-96132; 811-9086, on October 13, 1998, and incorporated herein by reference.

Note F:  Filed as an exhibit to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, File
         Nos. 33-96132; 811-9086, on December 14, 1998, and incorporated herein by reference.

Note G:  Filed as an exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A, File
         Nos. 33-96132; 811-9086, on October 15, 1999, and incorporated herein by reference.

Note H:  Filed as an exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, File
         Nos. 33-96132; 811-9086, on December 23, 1999, and incorporated herein by reference.

Note I:  Filed as an exhibit to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, File
         Nos. 33-96132; 811-9086, on December 28, 2000, and incorporated herein by reference.

Note J:  Filed as an exhibit to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, File
         Nos. 33-96132; 811-9086, on December 26, 2001, and incorporated herein by reference.


Item 24.  Persons Controlled by or under Common Control with Registrant.
          --------------------------------------------------------------

         Not applicable.

Item 25.  Indemnification.
          ----------------

         Section 2-418 of the General  Corporation Law of the State of Maryland,
Article  IX of the  Registrant's  Articles  of  Incorporation,  filed as Exhibit
(b)(1) hereto, Article V of the Registrant's By-Laws, filed as Exhibit (b)(2) hereto, and the Investment Management Agreement, filed as Exhibit 5 hereto, provide for indemnification.

         The Articles of Incorporation and By-Laws provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or to its shareholders for damages.

         The Articles of Incorporation and By-Laws further provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and the Investment Company Act; that the Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with applicable law. The Board of Directors may, through by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation or By-Laws protects any director or officer of the Registrant against any liability to the Registrant or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that
(i) the act or omission of the director was material to the matter giving rise to the proceeding; and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Section 2-418 permits indemnification to be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; however, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. A director may not be indemnified under Section 2-418 in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

         Unless limited by the Registrant's charter, a director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to above shall be indemnified against any reasonable expenses incurred by the director in connection with the proceeding. Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) a written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met; and (ii) a written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

         The indemnification and advancement of expenses provided or authorized by Section 2-418 may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

         Under Section 2-418, a corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors and a corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

         Under Section 2-418, a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of such Section. A corporation also may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with the foregoing. The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser.
          -----------------------------------------------------

         The following  persons are the directors and officers of the Investment
Manager:

         DAVID HARTMAN*, Senior Vice President and Chief Investment Officer of the Investment Manager since 1995.

         RICHARD H. NEIMAN*, Director and Secretary of the Investment Manager. Mr. Neiman has served as Executive Vice President, General Counsel, Director and Secretary of TD Waterhouse Group, Inc. since July 1994. Mr. Neiman also serves in similar capacities for TD Waterhouse Investor Services, Inc.

         FRANK J. PETRILLI*, Director of the Investment Manager. Mr. Petrilli has served as Chairman, President, Chief Operating Officer and Chief Executive Officer of TD Waterhouse Asset Management, Inc. since January 1997. Mr. Petrilli presently serves as President and Chief Investment Officer of TD Waterhouse Group, Inc., U.S. and has served in similar capacities since January 1995. Mr. Petrilli also serves as Director and Chairman of TD Waterhouse Investor Services, Inc.

         B. KEVIN STERNS*, Senior Vice President, Chief Financial Officer and Treasurer of the Investment Manager. Mr. Sterns has served as Executive Vice President, Chief Financial Officer and Treasurer of TD Waterhouse Group, Inc. and TD Waterhouse Investor Services, Inc. since October 1996. Mr. Sterns has served in various positions with Toronto-Dominion Bank since October 1970 and is currently a Vice President with the Bank.

         MICHELE R. TEICHNER*, Senior Vice President - Compliance, Administration and Operations of the Investment Manager. Ms. Teichner has been serving as Senior Vice President of TD Waterhouse Asset Management, Inc. since August 1996, with responsibility for compliance, administration and operations.

*     Address: 100 Wall Street, New York, NY 10005

Item 27.  Principal Underwriters.
-------   -----------------------

         (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies:

         GMO Trust LaSalle  Partners Funds,  Inc.
         LMCG Funds Merrimac Series
         The Montgomery Funds I
         The Montgomery Funds II
         The Munder Framlington Funds Trust
         The Munder Funds Trust
         The Munder Funds, Inc.
         National Investors Cash Management Fund, Inc.
         The Saratoga Advantage Trust
         Skyline Funds
         TD Waterhouse Trust
         UAM Funds, Inc.
         UAM Funds, Inc. II
         UAM Funds Trust

         The Distributor is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Distributor is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

         (b) The following is a list of the executive officers and directors of the Distributor:

         Position with Distributor                  Name                       Position with Registrant
         -------------------------                  ----                       ------------------------
         Director                                   Lynn C. Mangum                       None
         Director and Treasurer                     Dennis R. Sheehan                    None
         President                                  William J. Tomko                     None
         Vice President and Chief                   Richard F. Froio                     None
         Compliance Officer
         Vice President and Assistant Compliance    Charles L. Booth                     None
         Officer
         Financial Operations Officer               Bart J. McDonald                     None
         Secretary                                  Kevin J. Dell                        None
         Assistant Secretary                        Edward S. Forman                     None

         (c)      Not applicable.

Item 28.  Location of Accounts and Records.
          ---------------------------------

         All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant's
Investment Manager and Administrator,  TD Waterhouse Asset Management,  Inc. and
TD Waterhouse Investor Services, Inc., respectively,  100 Wall Street, New York,
New York 10005, or (i) in the case of records concerning custodial functions, at the offices of the Registrant's Custodian, The Bank of New York, 100 Church
Street, New York, New York 10286; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant's Transfer Agent, National Investor Services Corp., 55 Water Street, New York, New York 10041;
(iii) in the case of records concerning distribution, administration and certain other functions, at the offices of the Fund's Distributor and Sub-Administrator, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts
02109; and (iv) in the case of records concerning fund accounting functions, at the offices of the Fund's fund accountant, SEI Investments Mutual Funds
Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100.

Item 29.  Management Services.
          --------------------

         Not applicable.

Item 30. Undertakings.
         -------------

         Not applicable.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration
Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 23 day of December, 2002.

TD WATERHOUSE FAMILY OF FUNDS, INC.
Registrant

By  /s/ Jennifer A. Bailey
Jennifer A. Bailey
Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by or on behalf of the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                               DATE
---------                                   -----                               ----


/s/ George Martinez                         President                           December 23, 2002
George Martinez

/s/ Mary A. Nelson                          Treasurer and                       December 23, 2002
Mary A. Nelson                              Chief Financial Officer

George F. Staudter*                         Chairman of the Board
                                            and Director

Richard W. Dalrymple*                       Director

Peter B.M. Eby*                             Director

Lawrence J. Toal*                           Director



*By      /s/ Richard H. Neiman                                                  December 23, 2002
         Richard H. Neiman
         Attorney-in-Fact pursuant to a power
         of attorney

                                INDEX TO EXHIBITS

(j)(1)   Consent of Shearman & Sterling

(j)(2)   Consent of Independent Auditors

                  Other Exhibit:

                  Power of Attorney for Peter B.M. Eby dated September 19, 2002